UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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Boston Life Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOSTON LIFE SCIENCES, INC.

20 Newbury Street, 5th Floor

Boston, Massachusetts 02116

(617) 425-0200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 30, 2003

To all Holders of Shares of Common Stock:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of BOSTON LIFE SCIENCES, INC. (the “Company”) will be held at The Ritz-Carlton Hotel, 15 Arlington Street, Boston, Massachusetts 02116 on June 30, 2003 at 10:00 a.m. for the following purposes:

1. To consider and act upon a proposal to elect eight (8) directors for a term ending at the next annual meeting and until each such director’s successor is duly elected and qualified.

2. To approve an amendment (the “Certificate Amendment”) to increase to 60,000,000 the number of shares of common stock authorized for issuance under the Company’s Amended and Restated Certificate of Incorporation, an increase of 10,000,000 shares.

3. To approve an amendment to the Company’s 1998 Omnibus Stock Option Plan to increase to 4,100,000 the number of shares issuable upon the exercise of options granted thereunder, an increase of 900,000 shares.

4. To approve an amendment to the Company’s Amended and Restated 1990 Non-Employee Directors’ Non-Qualified Stock Option Plan to increase to 1,400,000 the number of shares issuable upon the exercise of options granted thereunder, an increase of 400,000 shares.

Shareholders of record at the close of business on May 9, 2003 are entitled to notice of and to vote at the meeting. Directors will be elected by a plurality of the votes cast by holders of common stock. The affirmative vote of a majority of the outstanding shares of common stock is required to approve Proposal 2. The affirmative vote of holders of a majority of the shares of common stock present in person or by proxy and entitled to vote is required to approve Proposals 3 and 4.

The Board of Directors recommends that you vote for the election of nominees for director and in favor of Proposals 2, 3 and 4.

Your vote is important. Please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the annual meeting in person. A self-addressed, postage paid envelope is enclosed for your convenience. You may also complete your proxy by telephone by calling the toll free number listed on your Voter Instruction Form or via the Internet at www.proxyvote.com.

By Order of the Board of Directors,

Joseph P. Hernon

Secretary

May 12, 2003

Boston, Massachusetts

BOSTON LIFE SCIENCES, INC.

20 Newbury Street, 5th Floor

Boston, Massachusetts 02116

Telephone: (617) 425-0200

Facsimile: (617) 425-0996

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Boston Life Sciences, Inc. (the “Company”) of proxies to be voted at its Annual Meeting of Stockholders and at any adjournments thereof (the “Meeting”), which is scheduled to be held on June 30, 2003, at 10:00 a.m. at The Ritz-Carlton Hotel, 15 Arlington Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying notice of meeting. It is expected that this proxy statement, the foregoing notice and the enclosed proxy card are first being mailed to stockholders entitled to vote on or about May 23, 2003. A complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, at least ten days prior to the meeting at the principal executive offices of the Company listed above. Sending a signed proxy, or completing the proxy telephonically or via the Internet, will not affect a stockholder’s right to attend the Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised, delivering a duly executed proxy bearing a later date, or attending the Meeting and voting in person.

When your proxy card is returned properly signed, or you complete the proxy telephonically or via the Internet, the shares represented will be voted in accordance with your directions. The Board knows of no matters that are likely to be brought before the Meeting, other than the matters specifically referred to in the notice of the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment in such matters. In the absence of instructions, the shares represented at the Meeting by the enclosed proxy will be voted “FOR” the eight nominees of the Board in the election of directors and in favor of each proposal.

Our internet website is http://www.bostonlifesciences.com. We make available through our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended.

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of the Company. The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone or telecopy by officers or other regular employees of the Company, without additional compensation. The Company is required to pay the reasonable expenses incurred by record holders of the Company’s common stock, $.01 par value per share (the “Common Stock”) who are brokers, dealers, banks or voting trustees, or other nominees, for mailing proxy material and annual stockholder reports to any beneficial owners of Common Stock they hold of record, upon request of such record holders.

VOTING SECURITIES

Holders of record of the Common Stock as of the close of business on May 9, 2003 (the “Record Date”), will be entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of the Record Date, there were 32,469,588 shares of Common Stock outstanding. The holders of the Company’s Common Stock may vote on all matters presented to the Meeting. Each outstanding share of Common Stock entitles the holder to one vote.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information, as of April 15, 2003, regarding the beneficial ownership of BLSI Common Stock by:

•	each person or “group,” as that term is defined in Section 13(d)(3) of the Exchange Act, that beneficially owns more than 5% of the outstanding common stock;

•	each of BLSI’s directors;

•	each of BLSI’s executive officers named in the Summary Compensation Table; and

•	all of BLSI’s directors and executive officers as a group.

Unless otherwise indicated below, the address for each listed director and executive officer is c/o Boston Life Sciences, Inc., 20 Newbury Street, 5th Floor, Boston, MA 02116. Beneficial ownership shown is determined in accordance with the rules of the SEC and, as a result, includes voting and investment power with respect to shares. The information in the table was furnished by the persons listed, except that the information for Mr. Gipson, Mr. Boucher, Ingalls & Snyder LLC and Ingalls & Snyder Value Partners, L.P. is based on a Schedule 13G/A filed by those persons with the Securities and Exchange Commission on March 12, 2003. To BLSI’s knowledge, except as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares shown as beneficially owned. The percentage of ownership of common stock for each stockholder is based on 32,469,588 shares of BLSI Common Stock outstanding as of April 15, 2003. The number of shares of BLSI Common Stock outstanding used in calculating the percentage for each listed person includes the shares of BLSI Common Stock underlying the options, warrants or convertible notes beneficially owned by that person that are exercisable within 60 days following April 15, 2003.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Colin B. Bier, Ph.D Director (1)	261,143	*
William L.S. Guinness Nominee	—	*

Joseph P. Hernon, CPA Executive Vice President, Chief Financial Officer and Secretary (2)	496,145	1.51%

S. David Hillson, Esq Chairman of the Board (3)	1,254,230	3.73%

Robert Langer, Sc.D Director (4)	136,814	*

Marc E. Lanser, M.D Director, Executive Vice President and Chief Scientific Officer (5)	797,170	2.40%

Ira W. Lieberman, Ph.D. Director (6)	231,566	*

E. Christopher Palmer, CPA Director (7)	278,466	*

Stephen Peck Director (8)	37,500	*

Robert J. Rosenthal, Ph.D. Director, President and Chief Executive Officer (9)	55,000	*

Robert L. Gipson (10)(11)(12) c/o Ingalls & Snyder LLC, 61 Broadway, New York, NY 10006	7,587,333	19.88%

Thomas O. Boucher, Jr. (11) c/o Ingalls & Snyder LLC, 61 Broadway, New York, NY 10006	4,893,333	13.19%

Ingalls & Snyder, LLC (11)(12) 61 Broadway, New York, NY 10006	4,703,333	12.67%

Ingalls & Snyder Value Partners LP (13) c/o Ingalls & Snyder LLC, 61 Broadway, New York, NY 10006	4,643,333	12.51%

All directors and executive officers as a group (8 persons) (14)	3,548,034	9.93%

*	Represents less than 1% of the outstanding shares.

(1)	Includes 251,143 shares of Common Stock issuable upon exercise of options.
(2)	Includes 441,365 shares of Common Stock issuable upon exercise of options.
(3)	Includes 1,152,230 shares of Common Stock issuable upon exercise of options.
(4)	Consists of shares of Common Stock issuable upon exercise of options.
(5)	Includes 745,420 shares of Common Stock issuable upon exercise of options.
(6)	Includes 225,966 shares of Common Stock issuable upon exercise of options.
(7)	Includes 231,966 shares of Common Stock issuable upon exercise of options and warrants.
(8)	Includes 17,500 shares of Common Stock issuable upon exercise of options.
(9)	Includes 50,000 shares of Common Stock issuable upon exercise of options.
(10)	Includes 1,000,000 shares of Common Stock issuable upon exercise of warrants held by Mr. Gipson as to which Mr. Gipson has agreed that if he exercises such warrants prior to June 1, 2005, he will not vote such shares, and 50,000 shares of Common Stock issuable upon exercise of additional warrants held by Mr. Gipson.
(11)	Includes 4,143,333 shares of Common Stock issuable upon conversion of senior secured promissory notes held by Ingalls & Snyder Value Partners, L.P. (“ISVP”) and 500,000 shares of Common Stock issuable upon exercise of warrants held by ISVP. ISVP is an investment partnership managed under an investment advisory contract with Ingalls & Snyder LLC (“I&S”). Mr. Gipson, a Senior Director of I&S, and Mr. Boucher, a Managing Director of I&S, are the general partners of ISVP and share the power to vote these shares of Common Stock. ISVP has agreed that if it converts these notes or exercises these warrants prior to June 1, 2005, it will not vote the underlying shares.
(12)	Includes 60,000 shares of Common Stock held in brokerage accounts over which Mr. Gipson holds discretionary investment authority.
(13)	Consists of the 4,143,333 shares of Common Stock issuable upon conversion of senior secured promissory notes and 500,000 shares of Common Stock issuable upon exercise of warrants described in footnote (11).
(14)	Includes 3,252,404 shares of Common Stock issuable upon exercise of options and warrants.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eight directors. At the Meeting, the stockholders will elect eight directors for a term ending at the next annual meeting and until each such director’s successor is duly elected and qualified.

The table below sets forth the name of each person nominated by the Board of Directors to serve for a term expiring on the date of the next annual meeting and until his respective successor is elected and qualified. Each nominee has consented to be named as a nominee and, to the present knowledge of the Company, is willing and able to serve as a director, if elected. Should any of the nominees not remain a candidate at the end of the Meeting (a situation which is not expected), proxies solicited hereunder will be voted in favor of those who remain as candidates and may be voted for substitute nominees, unless the Board determines to reduce the number of directors. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted “FOR” the election of the following persons:

Nominees for Additional Term	Age	First Year Elected a Director
Colin B. Bier, Ph.D. (1)(2)(3)(4)	57	1996
William L.S. Guinness	64	Nominee
S. David Hillson, Esq. (3)(4)(5)	63	1994
Marc E. Lanser, M.D.	54	1994
Robert Langer, Sc.D.	54	2000
E. Christopher Palmer, CPA (2)(3)(4)	62	1992
Stephen Peck (1)	68	2002
Robert J. Rosenthal, Ph.D (4)	46	2002

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Press Release Review Committee

(4)	Member of the Executive Committee

(5)	The Company has agreed to nominate Mr. Hillson as a director through the date of the 2006 annual meeting of stockholders, or June 30, 2006, whichever occurs first.

The principal occupations and qualifications of each nominee for director are as follows:

COLIN B. BIER, PH.D.    Dr. Bier has been a member of the Board since February 1996. Since 1990, Dr. Bier has been the Managing and Scientific Director of ABA BioResearch, Inc., an independent bioregulatory consulting firm, located in Montreal, Canada, providing expertise for technology assessment, strategic management and regulatory development of biopharmaceuticals. Dr. Bier is a special advisor to the Mount Sinai Hospital in Montreal and Lecturer in Pathology, Faculty of Medicine, McGill University, and an Associate in the Department of Internal Medicine, Montreal General Hospital. Dr. Bier is also a member of the Board of Directors of Neurochem, Inc., a pharmaceutical company, and is also a member of the Board of Directors and on the Scientific Advisory Boards of several private companies. Prior to his association with ABA BioResearch, Inc., Dr. Bier was founder, President and Chief Executive Officer of ITR Laboratories, Inc., a laboratory research company. Before founding ITR Laboratories, Inc., Dr. Bier spent over ten years with Bio-Research Laboratories, Ltd., a contract research laboratory where he was Vice President and Director of Experimental Toxicology and

Clinical Pathology. Dr. Bier is the chief executive officer of the Centre for Translational Research in Cancer R&D of the Sir Mortimer B. Davis—Jewish General Hospital in Montreal, Canada. Dr. Bier is also a Senior Clinical Advisor and Venture Partner with TVM TechnoVenture Management. Dr. Bier has published more than twenty-five scientific articles in his field in peer-reviewed journals and received his Ph.D. from Colorado State University.

WILLIAM L.S. GUINNESS    Mr. Guinness has been Chairman of Sibir Energy plc, a UK independent oil and gas production company, since March 1999, having previously been a Non-Executive Director of Pentex Energy plc and Pentex Oil plc. Since 1988, Mr. Guinness has been involved with various private venture capital operations, which cover areas as diverse as metal manufacturing, general aviation, and fine art consultancy. Mr. Guinness is also a director of a number of private companies involved in a wide range of commercial activities.

S. DAVID HILLSON, ESQ.    Mr. Hillson has been a member of the Board since June 1995 and has served as Chairman of the Board of Directors since September 1996. From June 1995 to March 2003, Mr. Hillson served as President and Chief Executive Office of BLSI. Prior to his responsibilities at BLSI, Mr. Hillson was Senior Vice President of Josephthal, Lyon & Ross in the research and investment banking divisions in 1994, and was the Senior Managing Director, investment banking, at The Stamford Company in New York City from November 1992 to January 1994. Mr. Hillson was an Executive Vice President of the asset management division of Mabon Securities from October 1990 until October 1992. Earlier in his 15-year career as an investment manager, Mr. Hillson was a Senior Vice President with Shearson, Lehman, Hutton from 1983 to 1990, where he managed three mutual funds, primarily in the emerging growth area, for the SLH Asset Management division. Prior to his fund management responsibilities, he was the Chairman of the Equity Committee for Hutton Investment Management (1976-1982). He started his business career as an attorney in New York City, having received his Juris Doctorate from New York University School of Law. He also attended the Columbia University School of Business Administration and received a Bachelor of Arts degree from Columbia College.

MARC E. LANSER, M.D.    Dr. Lanser has been Executive Vice President, Chief Scientific Officer and a member of the Board since the inception of the Company in 1992. From October 1992 until November 1994, Dr. Lanser was President and Chief Executive Officer and a member of the Board. Prior to founding the Company in October 1992, Dr. Lanser was an Assistant Professor of Surgery at Harvard Medical School and member of the full-time academic faculty, where he directed a NIH funded research project in immunology and received a NIH Research Career Development Award. Dr. Lanser has published more than 30 scientific articles in his field in peer reviewed journals. Dr. Lanser received his M.D. from Albany Medical College.

ROBERT LANGER, SC.D.    Dr. Langer has been a member of the Board since June 2000. Dr. Langer is the Kenneth J. Germeshausen Professor of Chemical and Biomedical Engineering at MIT. He received a Bachelor’s Degree from Cornell University in 1970 and a Sc.D. from MIT in 1974, both in chemical engineering. Dr. Langer has received honorary doctorates from the ETH (Switzerland) and the Technion (Israel). Dr. Langer has written more than 700 articles, 400 abstracts, 400 patents (one of which was cited as the outstanding patent in Massachusetts in 1988 and one of 20 outstanding patents in the U.S.), has given more than 600 invited lectures (50 named lectureships), and has edited 13 books. Dr. Langer has received over 100 major awards. He is the only engineer to receive the Gairdner Foundation International Award (56 recipients of this award have subsequently received a Nobel Prize), and he received the Lemelson-MIT Prize, the world’s largest prize for invention. He is also the recipient of the Charles Stark Draper Prize, the world’s highest engineering prize, from the National Academy of Engineering. In 1989, Dr. Langer was elected to the Institute of Medicine and the National Academy of Sciences, and in 1992 he was elected to both the National Academy of Engineering and to the National Academy of Sciences.

E. CHRISTOPHER PALMER, CPA    Mr. Palmer has been a member of the Board since the inception of the Company in 1992. Mr. Palmer is a certified public accountant and founder of a firm providing tax and financial advisory services to high net-worth family groups. Prior to establishing his own firm in 1977, Mr. Palmer was a partner in the accounting firm of Peat Marwick Mitchell & Co. Mr. Palmer is a Director and

Chairman of the Executive Committee of Boston Private Bank & Trust Company and a trustee of two private foundations. Mr. Palmer received his M.B.A. from Rutgers University and his A.B. from Dartmouth College.

STEPHEN PECK    Mr. Peck has been a member of the Board since June 2002. Mr. Peck has more than 45 years of experience in the investment business. Mr. Peck has been a general partner of Wilderness Partners, L.P. since 1989. He founded the specialist firm S M Peck & Company in 1958. He was a managing and special partner of Weiss, Peck and Greer, and participated in its founding in 1970. He was elected a Governor of the New York Stock Exchange in 1969, and served as Vice Chairman from 1971 to 1972. He is also a member of the Board of Directors of Advance Auto Parts, Inc. (Chair, Audit Committee), Canarc Resource Corp., and Fresenius Medical Care, Inc. (Audit Committee). Mr. Peck served as Chairman of the Board of The Jewish Theological Seminary, Mount Sinai Hospital, Mount Sinai School of Medicine, and Mount Sinai/NYU Health. He continues to serve on those Boards. Mr. Peck is a graduate of The Wharton School.

ROBERT J. ROSENTHAL, Ph.D.    Dr. Rosenthal has served as Chief Executive Officer of BLSI since March 2003 and President since joining BLSI in July 2002. At that time, Dr. Rosenthal was appointed by the Board to serve as a member of the Board of Directors until the next annual meeting of stockholders. Prior to becoming Chief Executive Officer in March 2003, Dr. Rosenthal served as Chief Operating Officer. From January 2001 until June 2002, Dr. Rosenthal was President and Chief Executive Officer of Magellan Discovery Technologies, LLC, an equity investment company, and from March 1999 until December 2000 he was President of the Instrument Group of PerkinElmer Inc., a scientific technology company. From August 1995 until March 1999 he held several positions with ThermoOptek Corporation, a global technology company, including Chief Executive Officer and President. Dr. Rosenthal also serves on the Board of Directors of Protedyne, a tool provider for drug discovery. Dr. Rosenthal holds a B.S. in Chemistry from the University of Maryland, an M.S. in Chemistry from State University of New York (Buffalo) and a Ph.D. in Physical Chemistry from Emory University. He spent a year in Germany completing a post-doctoral fellowship and as a guest scientist of the Alexander von Humboldt Foundation. This was followed by an additional post-doctoral fellowship at UCLA. Dr. Rosenthal also holds an AEA Executive MBA from Stanford University.

Meetings and Committees of the Board of Directors

The Board held nine meetings during the Company’s last fiscal year. Each of the Company’s directors attended 100% of the aggregate of all meetings of the Board and of all committees on which he was a member held during the year except for Dr. Langer, who attended eight of the nine meetings of the Board. The standing committees of the Board are the Audit Committee, the Compensation Committee, the Executive Committee, and the Press Release Review Committee. The Audit Committee, consisting of Messrs. Palmer, Lieberman, Weisman (through October 2002), and Bier (effective December 2002) met five times during the last fiscal year. The Compensation Committee, consisting of Dr. Lieberman, Dr. Bier, and Mr. Peck met two times during the last fiscal year. The Compensation Committee reviews and evaluates the compensation of the Company’s executive officers and administers the Company’s stock option plans. The Press Release Review Committee, consisting of Messrs. Bier, Hillson, and Palmer, reviewed fifteen press releases during the last fiscal year. The Press Release Review Committee assists in the pre-release review and approval of press releases from the Company, including those involving the testing of new drugs, or the FDA new drug review and approval process for investigational new drugs being developed by the Company. An Executive Committee was established in June 2002. The Board established the Executive Committee to provide advice and counsel to the Chief Executive Officer, as well as certain approval and review responsibilities delegated to it by the Board. The Executive Committee is comprised of Dr. Bier, Mr. Hillson, Mr. Palmer, Dr. Lieberman, and Dr. Rosenthal and met three times during the last fiscal year. The Nominating Committee, consisting of Messrs. Hillson and Palmer and Drs. Bier and Lieberman, met one time during the last fiscal year. The Board disbanded the Nominating Committee in December 2002 after determining that the duties and responsibilities could be better served by the entire Board. Prior to being disbanded, the Nominating Committee evaluated the composition of the Board of Directors and annually considered and nominated for election at the annual meeting a slate of candidates to serve as directors for a term ending at the next annual meeting. The directors nominated for election at the Meeting were selected by the Board.

Compensation of Directors

Annual Retainers

Directors who are not employees of the Company (“Non-Employee Directors”) receive cash compensation in the amount of $1,000 per meeting attended in person and $500 per meeting attended telephonically. All directors are reimbursed for ordinary and reasonable expenses of attending any board or committee meetings. Non-Employee Directors will receive the same cash compensation amount per meeting attended in 2003. In addition, Non-Employee Directors were compensated in fiscal 2002 with an annual retainer with a value of $5,000 and will receive the same amount in fiscal 2003. Currently, the annual retainer generally is paid to the Non-Employee Directors through the issuance of options to purchase shares of the Company’s Common Stock pursuant to the 1990 Plan, valued as described below. Each Non-Employee Director elected at an annual meeting of stockholders of the Company is automatically granted options on the thirteenth trading day after the date of such annual meeting (the “Retainer Grant Date”) to purchase a number of shares of the Company equal to the lesser of (a) 2,500 shares and (b) the quotient of the value of the annual retainer for service as a Non-Employee Director of the Company and 80% of the average of the fair market value of a share of the Company’s Common Stock on the ten trading days following the third trading day after the date of such annual meeting of stockholders. If the number of shares of the Company’s Common Stock calculated pursuant to clause (b) above exceeds 2,500 shares, each Non-Employee Director will automatically receive on the Retainer Grant Date, in addition to options to purchase 2,500 shares of the Company’s common stock, a cash payment equal to the remaining portion of the value of the annual retainer not provided for by the grant of such options. Each director who serves as Chairman of a committee of the Board receives an annual retainer of $1,000. The Chairmen of the Audit Committee, the Compensation Committee and the Press Release Review Committee who received this annual retainer in fiscal 2002 were Mr. Palmer, Dr. Lieberman, and Dr. Bier respectively. Mr. Palmer was Chairman of the Executive Committee from the date of its formation in June 2002 until September 2002, at which time Dr. Bier was appointed Chairman of the Executive Committee. Dr. Langer is also a member of the Company’s Scientific Advisory Board pursuant to which the Company paid Dr. Langer consulting fees totaling approximately $53,000 in 2002.

The options granted to Non-Employee Directors pursuant to the annual retainer described above are exercisable at a per share price of 20% of the average fair market value per share of the Company’s Common Stock used to calculate such grant. The options become exercisable as to 75% of the shares of Common Stock of the Company issuable upon exercise of such options six months after the date of grant and as to 100% of such shares, on the later of six months after the date of grant and December 31 of the year in which the grant is made. The options generally terminate ten years after the date of grant.

New Director Options

Each person who is elected or appointed a Non-Employee Director for the first time automatically upon such election or appointment (the “Automatic Grant Date”) will be granted an option to purchase 7,500 shares of the Company’s Common Stock (“New Director Options”). The exercise price of any New Director Options granted under the 1990 Plan may not be less than 100% of the fair market value of shares of the Company’s Common Stock subject thereto on the Automatic Grant Date. Subject to provisions regarding expiration and termination of options, New Director Options become exercisable as to 20% of the shares of the Company’s Common Stock subject thereto on the Automatic Grant Date and become exercisable as to an additional 20% of the shares of the Company’s Common Stock issuable upon exercise thereof on each of the first, second, third and fourth anniversaries of such Automatic Grant Date. New Director Options terminate ten years after the date of grant.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES PRESENTED.

AUDIT COMMITTEE REPORT TO SHAREHOLDERS

The Board of Directors has established an Audit Committee, whose members during fiscal 2002 were Ira Lieberman, Christopher Palmer, Scott Weisman (through October 2002), and Colin Bier (effective December 2002). The Board of Directors has determined that Messrs. Bier, Lieberman and Palmer are “independent” under the rules of The Nasdaq Stock Market, Inc. Mr. Weisman did not qualify as “independent” under such rules, because of his status as an executive officer of Josepthal & Co. and H.C. Wainwright & Co., investment banking firms which were paid in excess of $200,000 by the Company during fiscal 1999. Nonetheless, the Board of Directors had determined that it was in the best interests of the Company and its shareholders that Mr. Weisman serve as a member of the Audit Committee because of his extensive financial expertise.

The Audit Committee assists the Board of Directors in overseeing the financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

With respect to fiscal 2002, the Audit Committee:

•	reviewed and discussed the audited financial statements with the Company’s management;

•	discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees); and

•	discussed with PricewaterhouseCoopers LLP its independence and received from it the written disclosures and letter required by Independence Standards Board Standard No. 1.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

Principal Accounting Firm Fees

The following table sets forth the estimated aggregate fees billed to the Company for the fiscal year ended December 31, 2002 by the Company’s principal accounting firm, PricewaterhouseCoopers LLP.

Audit Fees	$48,000
All Other Fees	$37,650

Total	$85,650

PricewaterhouseCoopers did not provide any services related to financial information systems design and implementation during 2002.

The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditor’s independence.

AUDIT COMMITTEE

Christopher Palmer

Ira Lieberman

Colin Bier

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation paid by the Company for the year ended December 31, 2002 for services rendered in all capacities to each of the most highly compensated executive officers whose total annual salary and bonus for that period exceeded $100,000 (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position								Long Term Compensation Awards— Common Stock Underlying Options

Annual Compensation
	Year	Salary		Bonus		Other Compensation(3)
S. David Hillson, Esq.(1) Chairman of the Board	2002 2001 2000	$ $ $	300,000 300,000 285,000	$ $	— 95,000 125,000	$ $	100,000 100,000	— 465,000 220,000

Robert J. Rosenthal, Ph.D(2) President and Chief Executive Officer	2002 2001 2000		$132,479 — —		— — —			750,000 — —

Marc E. Lanser, M.D. Director, Executive Vice President And Chief Scientific Officer	2002 2001 2000	$ $ $	265,000 245,000 230,000	$ $	— 70,000 35,000			— 315,000 —

Joseph P. Hernon, CPA Executive Vice President, Chief Financial Officer and Secretary	2002 2001 2000	$ $ $	210,000 195,000 175,000	$ $	— 50,000 40,000			— 225,000 75,000

(1)	Mr. Hillson held the position of President and Chief Executive Office in 2002.

(2)	Dr. Rosenthal joined the Company on July 9, 2002. On an annualized basis, Dr. Rosenthal’s annual salary for 2002 was $275,000.

(3)	Other Compensation is comprised of an annuity provided to Mr. Hillson under the terms of his previous employment agreement in effect during 2001 and 2002.

Stock Option Information

The following table sets forth, for each of the Named Executive Officers, information concerning the grant of options to such persons in fiscal 2002.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees In Fiscal Year		Exercise or Base Price Per Share(1)		Expiration Date	Potential Realizable Value At Assumed Annual Rates Of Stock Appreciation For Option Term(2)
							5%		10%
S. David Hillson	None	0%			N/A	N/A		N/A		N/A

Robert J. Rosenthal(3)	150,000 100,000 100,000 200,000 200,000	17.7 11.8 11.8 23.6 23.6	% % % % %	$ $ $ $ $	2.00 2.00 3.00 4.00 5.00	7/9/2012 7/9/2012 7/9/2012 7/9/2012 7/9/2012	$ $ $ $ $	188,668 125,779 188,688 503,116 628,895	$ $ $ $ $	478,123 318,748 478,123 1,274,994 1,593,742

Marc E. Lanser	None	0%			N/A	N/A		N/A		N/A

Joseph P. Hernon	None	0%			N/A	N/A		N/A		N/A

(1)	The exercise price for each option was in excess of the fair market value of the Company’s Common Stock on the date of grant.

(2)	Potential realizable value is based on the assumed annual growth rates listed, compounded annually for the ten-year option term. The dollar amounts set forth under this heading are the results of calculations at the 5% and 10% assumed rates established by the SEC and are not intended to forecast possible future appreciation, if any, of the value of the Common Stock.

(3)	Dr. Rosenthal’s options were granted in connection with his joining the Company in July 2002. The options to purchase 150,000 shares at a price of $2.00 per share are exercisable beginning in July 2003. The options to purchase 100,000 shares at a price of $2.00 per share are exercisable beginning in January 2004. The options to purchase 100,000 shares at a price of $3.00 per share are exercisable beginning in July 2004. The options to purchase 200,000 shares at a price of $4.00 per share are exercisable beginning in January 2005. The options to purchase 200,000 shares at a price of $5.00 per share are exercisable beginning in July 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth, for each of the Named Executive Officers, certain information concerning the value realized upon the exercise of options in fiscal 2002 and the value of unexercised options at December 31, 2002.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-end		Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
S. David Hillson	—	—	1,089,730	47,500	—	—
Robert J. Rosenthal	—	—	—	750,000	—	—
Marc E. Lanser	—	—	695,420	31,250	$2,263	—
Joseph P. Hernon	—	—	403,865	25,000	—	—

(1)	The fair market value of “in-the-money” options was calculated on the basis of the difference between the exercise price of the options held and the closing price per share for Common Stock on the NASDAQ Market of $1.12 on December 31, 2002, multiplied by the number of shares subject to options held.

Employment Contracts

S. David Hillson

In April 2003, S. David Hillson, Esq. entered into a new employment agreement with the Company that supercedes his prior agreements. Under the terms of the new employment agreement, Mr. Hillson will remain Chairman of the Board of Directors through the date of the 2004 annual meeting of stockholders provided that he is reelected to the Board at the 2003 annual meeting. In addition, the Company has agreed to nominate Mr. Hillson as a director through the date of the 2006 annual meeting, or June 30, 2006, whichever occurs first. The Company has agreed to pay Mr. Hillson an annual salary of $341,250 and a bonus of $34,125 through December 31, 2003, and has agreed to provide regular employee benefits through December 31, 2003. The employment agreement also provides that Mr. Hillson will be engaged as a consultant from January 1, 2004 through December 31, 2005 and will receive annual consulting fees of $125,000 during the two year period. In addition, Mr. Hillson shall remain eligible, through December 31, 2004, for executive bonus awards based on the Company’s achievement of certain milestones, in accordance with such terms as established by the Compensation Committee. Should Mr. Hillson for any reason other than death, voluntary resignation, or removal or non-reelection by shareholders for cause cease to be a member of the Board, then the balance of his annual salary and/or consulting fees for the period through December 31, 2005 shall become immediately due and payable. If Mr. Hillson ceases to be a member of the Board for any reason, all options to purchase shares in the Company previously granted to him will continue to vest and be exercisable in the manner provided in the Company’s applicable stock option plan, and the exercise period for all unexpired stock options held by Mr. Hillson shall be extended to four years from the date of his departure from the Board. The employment agreement also contains non-competition, confidentiality, invention assignment and non-solicitation provisions.

Robert J. Rosenthal

Robert J. Rosenthal has entered into an employment agreement with the Company. Dr. Rosenthal’s employment agreement, dated July 9, 2002, includes confidentiality and non-competition provisions, and entitles him to annual base salary plus other benefits, as well as additional cash payments should certain events occur. Dr. Rosenthal’s employment agreement is effective through December 31, 2005, and provides for a base annual salary of $275,000 per year. If BLSI terminates Dr. Rosenthal’s employment for reasons other than cause, Dr. Rosenthal shall receive six (6) months of base salary continuation, payable in accordance with the regular payroll practices of the Company. Pursuant to his employment agreement, Dr. Rosenthal also received an initial grant of options to exercise an aggregate amount of 750,000 shares of common stock at prices ranging from $2.00 to $5.00, which options are exercisable at dates ranging from July 2003 through July 2006. In the event Dr. Rosenthal’s employment is terminated within the first twelve (12) months following July 9, 2002 for reasons other than “cause” as defined in the agreement, 150,000 of Dr. Rosenthal’s unvested options shall accelerate and become immediately exercisable, at fair market value, for a period of twenty-four (24) months from the date of termination.

Report of Compensation Committee on Executive Compensation

Overview

The Boston Life Sciences, Inc. compensation program for its executive officers consists of four parts: base salary, annual bonus and incentive payments, stock options, and additional benefits. The Company’s overall recruitment and compensation philosophy is a very important consideration in the maintenance of this program. This philosophy is to hire individuals possessing excellent professional skills, coupled with demonstrated track records, who can be expected to help achieve the Company’s goal of moving from a development-stage company to a broad-based, diversified, revenue-generating biotechnology company.

The Company has a continuing commitment to recruit, motivate and retain executive officers with demonstrated talent and leadership skills, typically gained from successful experiences in positions of meaningful responsibility in the biotechnology or other industry settings. This approach is designed to enable the Company to acquire the requisite management leadership to fulfill its stated mission.

An inherent part of this philosophy is the leveraging of the compensation program by placing a major emphasis on equity participation. This is accomplished by offering a significant capital accumulation opportunity to key managers, which also conserves the Company’s cash resources while blending the interests of stockholders with those of management. The Company’s goal is that the total compensation for senior executives be competitive with that for other biotechnology companies, taking into account relative company size, stage of development and geographic location.

Performance Criteria—General

Because the Company is still in the process of developing its proprietary products and because of the highly volatile nature of the stock price of biotechnology companies in general, the use of traditional corporate performance standards, such as sales, promotion levels and stock performance, to measure the success of the Company and an individual’s role in contributing to that success, is not appropriate.

Accordingly, the compensation of executive officers is based, for the most part, on the timely achievement of certain product research and development goals by the Company and the positive contribution by the individuals concerned. The Committee will evaluate the Company’s progress and performance using criteria such as the extent to which key research, clinical, product manufacturing, and financial objectives of the Company have been met during the preceding fiscal year, including the achievement by the Company of certain milestones, whether specified in agreements with third party collaborators or determined internally. In addition, the Committee may take into account the Company’s success in the development, acquisition and licensing of key technologies. The Committee will also evaluate the individual executive officer’s performance, using criteria such as the executive officer’s involvement in and responsibility for the development and implementation of strategic planning and the attainment of strategic objectives of the Company including beneficial supervision of other management. An executive officer’s contribution in this regard may also involve both the participation by the executive officer in the relationship between the Company and the investment community, as well as the contribution by the executive officer to the ongoing scientific development activities of the Company. In evaluating each facet of performance and compensation, the Committee is likely to consider the necessity of being competitive with other companies in the biotechnology industry, taking into account relative company size, stage of development and geographic location.

Base Salary

The Company’s philosophy regarding base salary is to maintain it at a competitive level, sufficient to recruit and retain individuals possessing the skills and experience necessary to achieve the Company’s goals and objectives over the long term. Base salary levels are generally established with the input of various industry-related surveys and special studies as well as by monitoring developments in the biotechnology industry. This information is also used in evaluating other compensation elements. Periodic adjustments in base salary will often relate to competitive factors and to individual performance evaluated against criteria such as those noted above. Other benefits are maintained at what the Committee believes is an industry-competitive level.

Annual Bonus and Incentive Program

The Compensation Committee of the Board, in its discretion, may award bonuses and/or incentive payments to executive officers, and the Company expects to pay such amounts based on both an evaluation of the performance of each executive officer for the year as a whole, as well as the establishment of performance incentives for the following year dependent upon the realization of specific corporate objectives. The intent of these payments is to motivate and reward high level performance of executive officers as measured against distinct and clearly articulated goals and in light of the competitive compensation practices of the entire biotechnology industry. The specific goals vary with each executive officer’s responsibilities rather than being fixed by reference to overall measures of the Company’s performance. Annual bonus awards and incentive payments are determined by the Compensation Committee of the Board.

Stock Options

Stock options are viewed as a fundamental element in the total compensation program and, in keeping with the Company’s basic philosophy, emphasize long-term Company performance, as measured by the creation and enhancement of stockholder value. Additionally, stock options foster a community of interest between stockholders and participants. The Company believes that because of this community of interest, the use of stock options is preferable to other forms of stock compensation such as restricted stock. Options under the plans are granted to all executive officers as incentive to contribute significantly to the growth and successful operation of the Company. The specific determination of the number of options to be granted, however, is not based upon any specific criteria, although the Compensation Committee does reference industry data in assessing the reasonableness of all awards.

Although options may be granted at any price equal to or greater than 50% of fair market value of the Common Stock, generally options have been granted to executive officers, as a matter of Company policy, at 100% of the fair market value on the date of grant. The Company has generally awarded options to executive officers on employment and at regular intervals thereafter, but awards may be made at other times as well. Vesting of stock options is determined by the Compensation Committee. To date, options granted to executive officers fully vest within four years after the date of grant.

Qualifying Executive Compensation for Deductibility Under Applicable Provisions of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code, adopted in 1993, provides that a publicly held corporation generally may not deduct compensation for its chief executive officer or for each of certain other executive officers to the extent that such compensation exceeds $1,000,000 for the executive or does not qualify as a “performance based” compensation arrangement. In general, we structure and administer our stock option plans in a manner that is intended to comply with the performance-based exception to Section 162(m). There can be no assurance, however, that compensation attributed to awards granted under our stock option plans will be treated as qualified performanced-based compensation under Section 162(m). The Committee notes that base salary and bonus levels are expected to remain well below the $1,000,000 limitation in the foreseeable future.

Chief Executive Officer Compensation

In fiscal 2002, Mr. Hillson’s salary and bonus were determined pursuant to the terms of his amended Employment Agreement dated January 23, 2001. The Compensation Committee believes that this compensation level was appropriate in light of Mr. Hillson’s contributions to the Company’s success during 2002, which included continued progress on the preparation of a new drug application (“NDA”) for Altropane as a diagnostic for Parkinsonian Syndrome, continued pre-clinical development of Inosine for which the Company expects to commence clinical trials in the next twelve months, and the Company’s raising of approximately $7.5 million in additional capital in 2002.

COMPENSATION COMMITTEE

Ira Lieberman

Colin Bier

Stephen Peck

This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Company’s Board during the last completed fiscal year was composed of Ira Lieberman, Colin Bier and Stephen Peck. No member of the Compensation Committee was at any time during 2002, or formerly, as officer or employee of the Company or any subsidiary of the Company. No executive office of the Company has served as a member of the compensation committee (or other committee serving an equivalent function) of any other entity while an executive officer of the other entity served as a director of or a member of the Company’s Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

This table shows information about our common stock that may be issued upon the exercise of options under all of our equity compensation plans as of December 31, 2002. As required by SEC rules, we include in footnote (2) to this table a brief description of the material features of our option issuances that have not been approved by Boston Life Sciences stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders(1)	3,524,168	$3.32	1,113,886
Equity compensation plans not approved by security holders(2)	750,000	$3.47	—

Total	4,274,168	$3.34	1,113,886

(1)	Includes our:

•	Amended and Restated Omnibus Stock Option Plan

•	1998 Omnibus Plan

•	Amended and Restated 1990 Non-Employee Directors’ Non-Qualified Stock Option Plan

Does not include the additional 900,000 shares under the 1998 Omnibus Plan that would be available for issuance if proposal 3 is approved at the Meeting or the additional 400,000 shares available under the Amended and Restated 1990 Non-Employee Directors’ Non-Qualified Stock Option Plan that would be available for issuance if proposal 4 is approved at the Meeting.

(2)	Relates to stock options granted to Dr. Rosenthal in connection with his joining the Company in July 2002.

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in cumulative total stockholder return on the Common Stock from December 31, 1997 to the present with the cumulative total return on the Nasdaq Total Return Index and the Nasdaq Pharmaceutical Stock Index over the same period. The comparison assumes $100 was invested on January 1, 1998 in the Common Stock and in each of the indices and assumes reinvestment of dividends, if any, since that date. The Company has not paid any cash dividends on the Common Stock to date. Historic stock price is not indicative of future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN OF COMPANY,

PEER GROUP AND BROAD MARKET

	Fiscal Year Ending
Company	1997	1998	1999	2000	2001	2002
BOSTON LIFE SCIENCES INC	100.00	142.46	158.90	134.27	117.04	49.09
PEER GROUP BROAD MARKET
THE PEER GROUP CHOSEN WAS:
NASDAQ PHARMACEUTICAL INDEX	100.00	135.75	278.03	344.54	292.68	180.39
THE BROAD MARKET INDEX CHOSEN WAS:
NASDAQ MARKET INDEX	100.00	141.04	248.76	156.35	124.64	86.94

This Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Directors and Executive Officers

Robert Langer, a Director of the Company, is a member of the Company’s Scientific Advisory Board pursuant to which the Company paid Mr. Langer consulting fees totaling approximately $53,000 in 2002 and 2001, respectively.

Christopher Palmer, a Director of the Company, is a director and Chairman of the Executive Committee of the bank where the Company maintains its cash and cash equivalent and investment accounts. The Company paid approximately $28,000 and $43,000 to the bank during fiscal 2002 and 2001, respectively, primarily for investment management services.

During 2001, the Company issued promissory notes to Joseph Hernon and Marc Lanser, both officers of the Company, in the amount of $10,000 and $55,000, respectively. Both notes are payable on demand and accrue interest at a rate of 6%. As of December 31, 2002 and 2001, the balance outstanding on the $10,000 note was none and $10,138, respectively. During the first quarter of 2002, additional borrowings increased the balance on the $55,000 note to $80,000. As of December 31, 2002 and 2001, the balance outstanding on the $55,000 note was $32,901 and $55,957, respectively. The outstanding note balances are included in Other Current Assets in the Company’s Consolidated Balance Sheet. The outstanding balance on the $55,000 note was repaid in full in the first quarter of 2003.

Ingalls & Snyder LLC, Ingalls & Snyder Value Partners, L.P., Robert L. Gipson and Thomas O. Boucher, Jr.

Since the beginning of fiscal 2002, the Company has engaged in transactions with each of the following persons that beneficially own more than 5% of its outstanding Common Stock:

•	Robert L. Gipson;

•	Thomas O. Boucher, Jr.;

•	Ingalls & Snyder LLC, or I&S; and

•	Ingalls & Snyder Value Partners, L.P., or ISVP.

Robert L. Gipson is a Senior Director of I&S. Thomas O. Boucher, Jr. is a Managing Director of I&S. ISVP is an investment partnership managed under an investment advisory contract with I&S. Robert L. Gipson and Thomas O. Boucher, Jr. are the general partners of ISVP and share the power to vote securities of the Company held by ISVP.

The Company has also engaged in transactions with Thomas Gipson, the brother of Robert L. Gipson, and Patricia Gipson, the sister-in-law of Robert L. Gipson.

The material terms of these transactions are described below.

March 2002 Private Placement of Common Stock and Warrants

On March 12, 2002, the Company issued and sold 1,599,568 shares of its Common Stock at a price per share of $2.15 and warrants to purchase an aggregate of 399,892 shares of its Common Stock at an exercise price equal to $2.75 per share to a small number of investors in a private placement. Robert L. Gipson purchased 200,000 shares and warrants to purchase 50,000 shares for an aggregate purchase price of $430,000 as part of the private placement. Thomas Gipson purchased 200,000 shares and warrants to purchase 50,000 shares for an aggregate purchase price of $430,000 as part of the private placement. Pursuant to the terms of a registration rights agreement entered into as part of the private placement, the Company has registered the resale of the shares of Common Stock purchased in the private placement and issuable upon exercise of the warrants.

July 2002 Private Placement of Secured Convertible Notes and Warrants

On July 25, 2002, the Company entered into agreements pursuant to which it issued $4.0 million in principal amount of 10% convertible senior secured promissory notes to ISVP. The notes mature in July 2005 and bear interest at 10% per annum, payable semi-annually on June 1 and December 1. The notes may be converted into the Company’s Common Stock at the option of the holder at a conversion price of $2.16 per share, subject to anti-dilution adjustments. The notes are secured by a first priority security interest and continuing lien on all current and after acquired property of the Company. ISVP also received warrants to purchase up to 500,000 shares of the Company’s Common Stock. The warrants are exercisable through July 2007 at an exercise price of $2.16 per share. As described below and pursuant to the terms of the notes, as part of subsequent transactions with the Company, the conversion price of the notes has been reduced and ISVP has agreed to certain restrictions on the voting of the shares issuable upon conversion of the notes and warrants.

November 2002 Consent to Transfer and Amendment of Outstanding Warrants

On November 22, 2002, the Company entered into a Consent to Transfer and Warrant Amendment with I&S, Robert L. Gipson, ISVP and another party that is not affiliated with those persons. Pursuant to this agreement, the Company consented to the transfer of outstanding warrants to purchase 1,820,123 shares of the Company’s common stock by Brown Simpson Partners I, Ltd., then a holder of more than 5% of the Company’s outstanding Common Stock, to Robert L. Gipson (1,000,000 shares) and the other party involved (820,123 shares). Effective upon the transfer, the terms of the warrants were amended, among other things, to reduce the exercise price of the warrants from $2.15 per share to $2.00 per share, to extend the expiration date from September 22, 2004 to December 31, 2006 and to eliminate the reset and anti-dilution provisions. In connection with this transaction, the Company also agreed that the conversion price of the notes held by ISVP would be reduced from $2.16 per share to $2.00 per share, and the Company amended its stockholder rights plan to, among other things, exempt each of I&S, ISVP and Gipson from being an “Acquiring Person” under the rights plan so long as such persons, collectively, together with all affiliates of such persons, beneficially own less than 20% of the Company’s Common Stock.

March 2003 Private Placement of Common Stock

On March 12, 2003, the Company issued and sold an aggregate of 10,000,000 shares of its common stock at a purchase price of $1.00 per share in a private placement. The investors in the private placement included Robert L. Gipson, Thomas Gipson, Thomas O. Boucher, Jr. other partners and employees of I&S and other individual investors. Robert L. Gipson purchased 1,150,000 shares in the private placement for an aggregate purchase price of $1,150,000. Thomas O. Boucher, Jr. purchased 250,000 shares in the private placement for an aggregate purchase price of $250,000. Thomas Gipson purchased 1,000,000 shares in the private placement for an aggregate purchase price of $1,000,000. Patricia Gipson purchased 100,000 shares in the private placement for an aggregate purchase price of $100,000. In connection with the March 2003 private placement, ISVP agreed to restrictions on the voting of any shares of Common Stock issued to it prior to June 1, 2005 pursuant to conversion or exercise of the notes and warrants issued in the July 2002 transaction, and Robert L. Gipson agreed to restrictions on the voting of any shares of Common Stock issued to him prior to June 1, 2005 pursuant to exercise of warrants to purchase 1,000,000 shares of Common Stock acquired from a third party in the November 2002 transaction. These restrictions provide that if either person converts or exercises all or any portion of the notes and warrants prior to June 1, 2005, such person will not (a) vote the shares of common stock received upon such conversion or exercise, (b) deposit any such common stock in a voting trust, or subject such common stock to any other arrangement or agreement with respect to voting, or (c) communicate with or seek to advise or influence any other person with respect to the solicitation or voting of such common stock in opposition to any matter that has been recommended by the Board of Directors or in favor of any matter that has not been approved by the Board of Directors. The Company also amended its stockholder rights plan to provide that prior to June 1, 2005, I&S, ISVP and Robert L. Gipson and their affiliates will be deemed not to beneficially own the notes and warrants subject to the voting restrictions and any common stock issued or issuable upon their conversion or exercise in determining whether such persons beneficially own less than 20% of the outstanding Common Stock under the plan. In connection with these transactions, the conversion price of the notes was reduced to $1.00 per share.

PROPOSAL NO. 2

APPROVAL OF THE CERTIFICATE AMENDMENT

The Company’s stockholders are being asked to consider and approve an amendment (the “Certificate Amendment”) to the Company’s current Amended and Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on March 29, 1996 as heretofore amended (the “Current Certificate”).

The Current Certificate authorizes 50,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, each having a par value of $.01 per share. The Board of Directors believes this capital structure does not provide for sufficient authorized shares of Common Stock for the future needs of the Company. Therefore, the Board of Directors unanimously approved the Certificate Amendment, which increases the authorized number of shares of Common Stock from fifty million (50,000,000) shares to sixty million (60,000,000) shares, an increase of ten million (10,000,000) shares. The Certificate Amendment will be formally implemented, assuming approval by the stockholders at the meeting, by its filing with the Secretary of State of Delaware. The Form of the Certificate Amendment is attached hereto as Appendix A.

Reasons For and Effect of Amendment

On April 15, 2003 there were 32,469,588 shares of Common Stock outstanding. In addition, warrants and options were outstanding to acquire an aggregate of approximately 11.6 million shares of Common Stock and there were $4.1 million of convertible notes outstanding which were convertible into 4.1 million shares of common stock. After giving effect to the exercise of warrants and options presently outstanding, as well as options available for grant under the Company’s stock option plans, the Company presently has approximately 1,400,000 shares of authorized but unissued and unreserved Common Stock.

If the stockholders approve the Certificate Amendment, then the Board of Directors would generally have the authority, without further action of the stockholders, to issue the proposed additional shares of Common Stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is desirable to have the ability to issue such additional authorized shares of Common Stock for general corporate purposes. Potential uses of the additional authorized shares may include acquisition of other businesses, equity financings, stock dividends or distributions, and issuances of options pursuant to the Company’s Stock Option Plans. Any or all of these issuances could take place without further action by the stockholders, unless such stockholder action was required by applicable law or rules of any stock exchange or market on which the Company’s securities may then be listed. The Company’s Board of Directors has no current plan, understanding or arrangement to issue any of the additional shares of Common Stock.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder’s investment. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. The Common Stock has no preemptive rights to purchase additional shares.

The favorable vote of a majority of the outstanding shares of Common Stock is required for approval of the Certificate Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CERTIFICATE AMENDMENT.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE 1998 OMNIBUS STOCK OPTION PLAN

The Company’s 1998 Omnibus Stock Option Plan currently has shareholder approval for the issuance of options to purchase up to 3,200,000 shares of Common Stock. In April 2003, the Board amended the 1998 Plan (the “2003 Plan Amendment”), subject to stockholder approval, to increase the aggregate number of shares authorized for issuance upon exercise of options granted under the plan to 4,100,000 (as so amended, the “Amended 1998 Plan”). The 2003 Plan Amendment was designed to enhance the flexibility of the Compensation Committee of the Board to grant stock options to the Company’s directors, employees, independent contractors, scientific advisors and consultants, and to ensure that the Company can continue to grant stock options to such persons at levels determined to be appropriate by the Board.

The affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on the 2003 Plan Amendments will be required to obtain shareholder approval for the 2003 Plan Amendments. Set forth below is a summary of the 1998 Plan which is qualified in its entirety by the terms of the 1998 Plan. The 1998 Plan is set forth in full as Appendix B to this Proxy Statement and is incorporated herein by reference.

Description of the 1998 Plan

The purpose of the 1998 Plan is to assist the Company in attracting and retaining employees, advisors and consultants of outstanding ability, and to foster a community of interest of such employees, advisors, and consultants with those of the Company’s stockholders. The 1998 Plan is administered by a committee established by the Board of Directors (or the entire Board of Directors which may constitute such committee). For such purposes of this discussion of the 1998 Plan, such administrator shall be referred to as the “Committee.” The total number of options to be granted in any year under the 1998 Plan, the number and selection of persons to receive options, the number of options granted to each and the other terms and provisions of such options are wholly within the discretion of the Committee, subject to the limitations set forth in the 1998 Plan. Under the terms of the 1998 Plan, “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Code and “non-qualified stock options” (“NSOs”) may be granted by the Committee to selected employees, directors, consultants, independent contractors and members of the Scientific Advisory Board, except that ISOs may be granted only to persons who are employees of the Company or any of its subsidiaries at the time the ISOs are granted. The 1998 Plan contains no limitation upon the number of shares which may be issued upon exercise of options, whether ISOs or NSOs, that may be granted to an individual employee, consultant, independent contractor or member of the Scientific Advisory Board over the term of the 1998 Plan; provided, however, that the aggregate fair market value (as of the date of grant) of shares of Company Common Stock subject to ISOs under the 1998 Plan and all other plans of the Company which become exercisable for the first time by any optionee during any calendar year shall not exceed $100,000.

Option Grants and Exercise

Under the 1998 Plan, after giving effect to the 2003 Plan Amendment, up to an aggregate of 4,100,000 shares of Company Common Stock may be issued (subject to adjustments in the event of stock dividends, stock splits, reverse stock splits, combinations, reclassifications or like changes in the capital structure of the Company) and may be granted to employees, consultants, directors, independent contractors and members of the Scientific Advisory Board of the Company or any of its subsidiaries. Under the terms of the 1998 Plan, the exercise price of an ISO may not be less than 100% of the fair market value of shares of Company Common Stock subject thereto on the date of grant, except that, in the case of an ISO granted to an individual who, at the time such ISO is granted, owns shares of capital stock of the Company possessing more than ten percent of the total combined voting power of all classes of stock of the Company (a “Ten-Percent Stockholder”), such exercise price may not be less than 110% of such fair market value. The exercise price of an NSO may not be less than 50% of the fair market value of a share of Company Common Stock on the date of grant, but in no event shall the exercise price be less than par value.

The exercise price of options granted under the 1998 Plan may be paid in cash or, at the discretion of the Committee, in shares of Company Common Stock previously owned by the optionee with a value equal to the total option exercise price, or in any combination thereof. Not less than ten shares may be purchased at any time upon the exercise of an option unless the number of shares so purchased constitutes the total number of shares issuable upon exercise of the option. During the lifetime of an optionee, an option may be exercised only by the optionee or such optionee’s guardian or legal representative. Generally, an option may not be transferred or assigned, except by will or the laws of descent and distribution.

Under the 1998 Plan, the option exercise price also may be paid in shares of Company Common Stock issuable upon exercise of options then exercisable by the optionee having a fair market value equal to the option exercise price on the date of exercise. This provision permits an optionee not only to use then-held shares of stock in a single exercise of stock options, but also to use the stock received upon the exercise of stock options to exercise additional stock options in a process known as “pyramiding.” Such pyramiding permits an optionee to effect a cashless exercise of all or a portion of his options then exercisable (no matter what the number) without surrendering any shares of stock or making any additional cash investment. An optionee who exercises options by pyramiding will own, after the exercise, a number of additional shares equal in value to the spread between the fair market value of a share of Company Common Stock on the date of exercise and the option exercise price multiplied by the number of options exercised.

Each ISO will be exercisable over a period, determined by the Committee in its discretion, not to exceed ten years from the date of grant, except that in the case of an ISO granted to a Ten-Percent Stockholder, the exercise period for an ISO may not exceed five years from the date of grant, as required by the Code. In the case of an NSO, the exercise period shall not exceed ten years from the date of grant. Subject to the terms of the 1998 Plan, stock options may be exercisable during the exercise period at such times, in such amount, in accordance with such terms and conditions of, and subject to such restrictions as are set forth in, the option agreement evidencing the grant of such stock options. The Committee may, in its discretion, accelerate the exercisability of any options granted under the 1998 Plan which would otherwise be unexercisable.

Adjustments

In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, shares of Company Common Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Company Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of optionees under the 1998 Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Company Common Stock which may thereafter be issued in connection with options, (ii) the number and kind of shares of Company Common Stock issued or issuable in respect of outstanding options, and (iii) the exercise price relating to any option; provided that, with respect to ISOs, such adjustment shall not constitute a “modification” under Section 424(h) of the Code.

In addition, in the event that a “Change in Control” occurs while any option remains outstanding under the 1998 Plan, all options granted that are outstanding as of the time of such change of control will become immediately exercisable in full, without regard to the time period that has elapsed from the date of grant or to the vesting provisions. Generally, a Change in Control will be deemed to occur upon the earlier of (i) any person or entity becoming the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding voting securities, (ii) a change in the composition of the Board of Directors of the Company during any period of not more than two consecutive years such that individuals who constitute the Board of Directors of the Company at the beginning of such period cease for any reason to constitute at least a majority, (iii) the approval by the stockholders of the Company of a merger or consolidation of the Company with any other company whereby the combined voting power of the Company’s securities no longer represents at least 50% of the combined voting power of the surviving or parent entity outstanding after such merger (other than the Merger) or consolidation or (iv) the stockholders of the Company approve a plan of complete liquidation or an agreement for the sale of all or substantially all of the assets of the Company.

Termination of Eligibility

If an individual to whom options have been granted under the 1998 Plan ceases to be a director, employee, consultant, scientific advisor or independent contractor of the Company as the result of a termination without cause (other than due to death or disability), (A) any options held by such person that were exercisable on the date of such termination may be exercised by that person for the later of: (i) a period of one year following the date of such termination, or (ii) a period of one year from the date any option vests in the twelve month period following such termination, and (B) any options held by such person that were not exercisable on the date of such termination will continue to vest in accordance with their original vesting schedule for a period of 12 months following the date of termination, and any options that vest during such 12-month period may be exercised by that person for a period of one year following the date of such vesting.

If an individual to whom options have been granted under the 1998 Plan ceases to be a director, employee, consultant, scientific advisor or independent contractor of the Company as the result of a voluntary resignation (other than due to death or disability), (A) any options held by such person that were exercisable on the date of such resignation may be exercised by that person for the later of: (i) a period of one year following the date of such resignation, or (ii) a period of one year from the date any option vests in the twelve month period following such resignation, and (B) any options held by such person that were not exercisable on the date of such resignation will continue to vest in accordance with their original vesting schedule for a period of 12 months following the date of resignation, and any options that vest during such 12-month period may be exercised by that person for a period of one year following the date of such vesting, provided that the individual has been a director, employee, consultant, scientific advisor or independent contractor of the Company for at least three years and has signed a non-compete agreement with the Company (such agreement to include biotechnology companies, academic and/or research organizations encompassing biotechnology, and venture capital companies in the biotechnology sector).

If any recipient of an option under the 1998 Plan dies within the one year period following termination of employment or other relationship, such optionee’s designated or legally determined beneficiary (the “Beneficiary”) may exercise such optionee’s options, to the extent exercisable or vested at the time of death, for a period not to exceed one year after such date, but in no event later than expiration of such option’s term. If any recipient of an option ceases employment or other relationship with the Company and its subsidiaries due to death or disability, such optionee’s options (whether or not otherwise exercisable at the time of such optionee’s termination of employment or other relationship due to death or disability) shall become fully exercisable by such optionee, or by the Beneficiary, for a period not to exceed one year after the optionee’s death or termination of employment or other relationship due to death or disability, but in no event later than the expiration date of such option. Shares of the Company’s Common Stock issuable upon exercise of options granted under the 1998 Plan that have expired or been surrendered or terminated will be returned to the 1998 Plan and become available for issuance upon exercise of future options granted under the 1998 Plan.

Termination of Plan

The 1998 Plan will terminate by its terms on April 23, 2008, except with respect to options outstanding on such date. The Company’s Board of Directors may sooner terminate or amend the 1998 Plan at any time, subject to its terms; provided, that the Board of Directors may seek stockholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which Company Common Stock is listed or other applicable law or regulation.

Options Outstanding, Exercisable and Available for Future Grant Under the 1998 Plan

As of April 15, 2003, options to purchase 2,878,865 shares were outstanding under the 1998 Plan, of which options to purchase 2,274,871 shares were exercisable. The exercise prices for the outstanding options ranged from $1.00 to $6.38 per share. At April 15, 2003, options to purchase 153,585 shares (plus any options that expire or are canceled in the future) were available for future grant, exclusive of the additional shares covered by the 2003 Plan Amendment.

Federal Income Tax Consequences of the 1998 Plan

The following summary is intended only as a general summary of the United States Federal income tax consequences under current law with respect to participation in the 1998 Plan, and does not attempt to describe all possible Federal or other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

ISOs—ISOs granted under the 1998 Plan are each intended to qualify for taxation as an “incentive stock option” within the meaning of Section 422 of the Code.

Grant—Upon the grant of an ISO, the optionee will not recognize any income and the Company will not be entitled to a deduction with respect to such grant.

Exercise—Upon the timely exercise of an ISO, the optionee will not recognize any income and the Company will not be entitled to a deduction with respect to such exercise. (The timely exercise of an ISO may, however, affect the optionee’s liability under the alternative minimum tax.) The exercise of an ISO by an optionee will be timely if made while the optionee is employed by the Company or within three months after the cessation of such employment. If the exercise of an ISO is not timely, the ISO will be taxed according to the rules for NSOs. An optionee’s aggregate basis for shares acquired upon exercise of an ISO will be equal to the exercise price paid for such shares. The holding period for the shares will begin on the day following the date of exercise and, accordingly, will not include the period during which the ISO was held.

Sale—If an optionee makes a disposition of shares acquired pursuant to an ISO, and such shares were held for more than two years from the date of the grant of such ISO and one year from the date of exercise of such ISO then any gain or loss realized upon such disposition will be treated as long-term capital gain or loss, currently taxable at a maximum federal rate of 20%. Under such circumstances, the Company will not be entitled to a deduction with respect to such disposition.

If, however, the optionee makes a disposition of shares acquired pursuant to an ISO within either two years from the date of the grant of such ISO or one year from the date of exercise of such ISO (other than a mere pledge or hypothecation of the shares or a transfer by reason of death, bequest or inheritance) (“disqualifying disposition”), then the optionee will generally be required to recognize (i) as ordinary income, an amount equal to the excess over the exercise price of the option of the fair market value of the shares on the exercise date and (ii) as capital gain, an amount equal to the excess, if any, of the amount realized on the disqualifying disposition over the fair market value of the shares on the exercise date. However, in the case where the disqualifying disposition is a sale or exchange, the amount that the optionee will be required to recognize as ordinary income may not exceed the excess of the amount realized on such sale or exchange over the exercise price. In the case of such a disqualifying disposition, the Company will be entitled to a deduction equal to the amount recognized by the optionee as ordinary income. Any loss recognized upon a disqualifying disposition will generally be a capital loss, and will be long-term capital loss if the holding period for the disposed shares is more than one year.

The option exercise price of options granted under the 1998 Plan may be paid by the transfer to the Company of shares of Company Common Stock with a fair market value equal to the aggregate exercise price of the option. If the optionee transfers to the Company shares of Company Common Stock issued upon exercise of an ISO before both the one and two-year holding periods have expired, the transfer will be treated as a disqualifying disposition of such shares with the tax consequences described above. If the shares so transferred were not issued upon exercise of an ISO or, if they are such shares and both the one and two-year periods have expired, such transfer to the Company will not be a taxable event.

NSOs—Any other option granted under the 1998 Plan will qualify for taxation as a NSO.

Grant—Upon the grant of a NSO, an optionee will not recognize any income and the Company will not be entitled to a deduction with respect to such grant.

Exercise—Except as described below, upon the exercise of a NSO the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. The Company will be entitled to a deduction corresponding to the amount recognized as ordinary income by the optionee. If, however, the shares acquired are subject to a “substantial risk of forfeiture” under Section 83 of the Code, the optionee will not recognize ordinary income until the lapse of such risk (unless the optionee makes an election under Section 83(b) of the Code to recognize ordinary income at the time of exercise).

Under the short-swing profit rules of the Exchange Act, the purchase of shares upon exercise of a NSO by an “insider” (e.g. an officer or director of the Company) will not be deemed a purchase triggering a six-month period of short-swing liability. The short-swing rules will not subject the acquired shares to a substantial risk of forfeiture under Section 83 of the Code unless the shares are disposed of during the six-month period following the date of the grant of the NSO. If an insider exercises a NSO after such period, the insider will recognize ordinary income as of the exercise date. If an insider exercises a NSO during such period, taxation will ordinarily be deferred until the date six months after the grant date, unless the insider makes an election under Section 83(b) of the Code to recognize ordinary income at the time of exercise.

The aggregate basis for shares acquired upon exercise of a NSO will be equal to the fair market value of such shares on the date that governs the determination of the optionee’s ordinary income. The holding period for such shares will commence on such date and, accordingly, will not include the period during which the NSO was held.

Sale—In the event of a sale of shares received upon exercise of a NSO, any gain or loss after the date on which taxable compensation is recognized by the optionee in respect of the option exercise will generally be a capital gain or loss, assuming the shares are held as capital assets. The capital gain or loss will be a long-term capital gain (currently taxable at a maximum federal rate of 20%) or loss if the shares were held for more than one year after the date on which taxable compensation was recognized by the optionee in respect of the option exercise.

THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED TO APPROVE THE 2003 PLAN AMENDMENT.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2003 PLAN AMENDMENT.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 1990 NON-EMPLOYEE

DIRECTORS’ NON-QUALIFIED STOCK OPTION PLAN

The Company’s Amended and Restated 1990 Non-Employee Directors’ Non-Qualified Stock Option Plan currently authorizes the issuance of options to purchase up to 1,000,000 shares of Common Stock. In April 2003, the Board amended the plan (the “Directors’ Plan Amendment”), subject to stockholder approval, to increase the aggregate number of shares authorized for issuance upon exercise of options granted under the 1990 Plan to 1,400,000 (as so amended, the “1990 Plan”). The Directors’ Plan Amendment was designed to enhance the flexibility of the Compensation Committee of the Board to grant stock options to the Company’s directors and selected employees, independent contractors and consultants to ensure that the Company can continue to grant stock options to such persons at levels determined to be appropriate by the Board.

The affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on the Directors’ Plan Amendment will be required to approve the Directors’ Plan Amendment.

Set forth below is a summary of the 1990 Plan which is qualified in its entirety by the terms of the 1990 Plan. The 1990 Plan is set forth in full as Appendix C to this Proxy Statement and is incorporated herein by reference.

Description of the 1990 Plan

Under the 1990 Plan, options may be granted to members of the Company’s Board of Directors who are not employees of the Company and who have not been employees of the Company for a period of at least one year prior to the date of grant of an option thereunder (“Non-Employee Directors”). Options also may be granted under the 1990 Plan to selected employees, independent contractors and consultants of the Company. The purpose of the options and other awards issuable under the 1990 Plan is to assist the Company in attracting and retaining experienced and knowledgeable Non-Employee Directors, selected employees, independent contractors, and consultants and to foster a community of interest of such Non-Employee Directors, selected employees, independent contractors and consultants interests with those of the Company’s stockholders.

Annual Retainer

All compensation to be paid to Non-Employee Directors for serving as such, except for fees for attending any meeting of the Company Board of Directors or committee thereof and reimbursements related thereto, will be paid pursuant to the 1990 Plan. Each Non-Employee Director elected at an annual meeting of stockholders of the Company will automatically be granted options on the thirteenth trading day after the date of such annual meeting (the “Retainer Grant Date”) to purchase a number of shares of Company Common Stock equal to the lesser of (a) 2,500 shares and (b) the annual retainer for service as an Non-Employee Director of the Company multiplied by 80% of the average of the fair market value of a share of Company Common Stock on the ten trading days following the third trading day after the date of such annual meeting of stockholders.

Pro-Rata Retainers for Non-Employee Directors not Elected at Annual Meeting

Each person who is newly elected or appointed an Non-Employee Director, but not by election at an annual meeting of the Company’s stockholders, shall automatically on the thirteenth trading day after the date of such election or appointment be granted options to purchase a fixed number of shares of Company Common Stock equal to the lesser of (a) 2,500 shares and (b) an amount determined by taking the pro-rated portion of the annual retainer based on the number of months remaining for the newly elected Non-Employee Director to serve until the next annual meeting of stockholders divided by 80% of the fair market value of a share of the Company Common Stock on the ten trading days following the third trading day after the date of such election or appointment.

Exercise and Vesting

The options granted pursuant to the foregoing terms shall be exercisable at a per share price of 20% of the average fair market value per share of Company Common Stock used to calculate such grant. Subject to the provisions regarding expiration and termination of options, the foregoing options will become exercisable as to 75% of the shares of Company Common Stock issuable upon exercise of such options six months after the date of grant and as to 100% of such shares on the later of six months after the date of grant and December 31 of the year in which the grant is made.

Options for New Non-Employee Directors Elected at Annual Meeting

Each person who is elected or appointed a Non-Employee Director for the first time at an annual meeting will automatically upon such election or appointment (the “Automatic Grant Date”) be granted an option to purchase 7,500 shares of Company Common Stock (“New Director Options”). The exercise price of any New Director Options granted under the 1990 Plan will be 100% of the fair market value of shares of Company Common Stock subject thereto on the Automatic Grant Date. Subject to the provisions regarding expiration and termination of options, any New Director Options will become exercisable as to 20% of the shares of Company Common Stock subject thereto on the Automatic Grant Date and shall become exercisable as to an additional 20% of the shares of Company Common Stock issuable upon exercise thereof on each of the first, second, third and fourth anniversaries of such Automatic Grant Date.

Plan Administration

The 1990 Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”). Subject to the express provisions of the 1990 Plan, the Committee may make such rules and establish such procedures as it deems appropriate for the administration of such plan. In the event of any disagreement as to the interpretation of the 1990 Plan or any rule or procedure thereunder, the decision of the Committee shall be final and binding upon all persons in interest.

Payment Upon Option Exercise

Under the 1990 Plan, all options must be exercised, if at all, within ten years from their respective dates of grant. The exercise price of options granted under the 1990 Plan may be paid in cash, services rendered, personal property (including shares of Company Common Stock having a fair market value on the date of exercise equal to the option price), real property, leases of real property or any combination thereof. This provision permits an optionee not only to use then-held shares of Company Common Stock in a single exercise of stock options, but also to use the shares of Company Common Stock received upon the exercise of stock options to exercise additional stock options in a process known as “pyramiding”. Such pyramiding permits an optionee to effect a cashless exercise of all of the optionee’s options then exercisable (no matter what the number) without surrendering any shares of Company Common Stock or making any additional cash investment. An optionee who exercises options by pyramiding will own, after the exercise, a number of additional shares equal in value to the spread between the fair market value of a share of Company Common Stock on the date of exercise and the option exercise price of the options exercised. Not less than ten shares may be purchased at any time upon the exercise of an option granted under the 1990 Plan unless the number of shares so purchased constitutes the total number of shares then issuable upon exercise of the option. During the lifetime of an optionee, an option may be exercised only by the optionee or such optionee’s legal representative. An option may not be transferred or assigned, except by will or the laws of descent and distribution.

Adjustments

The exercise price of, and the number of shares issuable upon exercise of, options granted under the 1990 Plan will be adjusted to reflect stock dividends, stock splits, reverse stock splits, combinations, other recapitalizations, reorganizations or reclassifications or changes affecting the number or kind of outstanding shares of Company Common Stock. The 1990 Plan also provides for certain adjustments to be made to the aggregate number of shares which may be issued upon exercise of options granted under the 1990 Plan in the event of any stock dividends, stock splits, reverse stock splits, combinations, other recapitalizations, reorganizations or reclassifications or changes affecting the number or kind of outstanding shares of Company Common Stock.

In addition, in the event that a “Change in Control” occurs while any option remains outstanding under the 1990 Plan, all options granted under such plan that are outstanding as of the time of such change of control will become immediately exercisable in full, without regard to the time period that has elapsed from the date of grant or to the vesting provisions. Generally, a Change in Control will be deemed to occur upon the earlier of (i) any person or entity becoming the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding voting securities, (ii) a change in the composition of the Board of Directors of the Company during any period of not more than two consecutive years such that individuals who constitute the Board of Directors of the Company at the beginning of such period cease for any reason to constitute at least a majority of such board, (iii) the approval by the stockholders of the Company of a merger or consolidation of the Company with any other company whereby the combined voting power of the Company’s securities no longer represents at least 50% of the combined voting power of the surviving or parent entity outstanding after such merger or consolidation or (iv) the stockholders of the Company approve a plan of complete liquidation or an agreement for the sale of all or substantially all of the assets of the Company.

Termination of Eligibility

If an individual to whom options have been granted under the 1990 Plan ceases to be a director, employee, consultant, or independent contractor of the Company as the result of a termination without cause (other than due to death or disability), (A) any options held by such person that were exercisable on the date of such termination may be exercised by that person until the later of: (i) a period of one year following the date of such termination, or (ii) a period of one year from the date any option vests in the twelve month period following such termination, and (B) any options held by such person that were not exercisable on the date of such termination will continue to vest in accordance with their original vesting schedule for a period of 12 months following the date of termination, and any options that vest during such 12-month period may be exercised by that person for a period of one year following the date of such vesting.

If an individual to whom options have been granted under the Plan ceases to be a director, employee, consultant, or independent contractor of the Company as the result of a voluntary resignation (other than due to death or disability), (A) any options held by such person that were exercisable on the date of such resignation may be exercised by that person until the later of: (i) a period of one year following the date of such resignation, or (ii) a period of one year from the date any option vests in the twelve month period following such resignation, and (B) any options held by such person that were not exercisable on the date of such resignation will continue to vest in accordance with their original vesting schedule for a period of 12 months following the date of resignation, and any options that vest during such 12-month period may be exercised by that person for a period of one year following the date of such vesting, provided that the individual has been an employee, consultant or director of the Company for at least three years and has signed a non-compete agreement with the Company (such agreement to include biotechnology companies, academic and/or research organizations encompassing biotechnology, and venture capital companies in the biotechnology sector.

If any recipient of an option under the 1990 Plan dies within the one year period following termination of employment or other relationship, such optionee’s Beneficiary (as defined) may exercise such optionee’s options, to the extent exercisable or vested at the time of death, for a period not to exceed one year after such date, but in no event later than expiration of such option’s term. If any recipient of an option ceases employment or other relationship with the Company and its subsidiaries due to death or disability, such optionee’s options may be exercised at any time within 12 months following the optionee’s death or termination of employment or other relationship due to death or disability, by the optionee, the optionee’s legal representative or the person or persons to whom the optionee’s rights under the 1990 Plan shall pass by will or by the laws of descent or distribution but in no event later than the expiration date of such option. Shares of Company Common Stock issuable upon exercise of options granted under the 1990 Plan that have expired or been surrendered or terminated will be returned to the plan and become available for issuance upon exercise of future options granted under the plan.

Termination of Plan

The 1990 Plan will terminate on April 23, 2005, except with respect to options outstanding on such date. The Company’s Board of Directors may sooner terminate or amend the 1990 Plan at any time, subject to its terms; provided, however, that the Board may seek stockholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Company Common Stock is listed or other applicable law or regulation.

Options Outstanding, Exercisable and Available for Future Grant Under the 1990 Plan

As of April 15, 2003, options to purchase 786,903 shares were outstanding under the 1990 Plan, of which options to purchase 677,903 shares were exercisable. The exercise prices for the outstanding options ranged from $0.27 to $9.38 per share. At April 15, 2003, options to purchase 138,877 shares (plus any options that expire or are canceled in the future) were available for future grant, exclusive of the additional shares covered by the Directors’ Plan Amendment.

Federal Income Tax Consequences

The Federal income tax consequences of a NSO granted under the 1990 Plan are the same as the Federal income tax consequences described for NSOs granted under the 1998 Omnibus Plan, set forth above under “Description of the 1998 Plan.” With respect to any cash payments received under the 1990 Plan, the recipient will recognize ordinary income and the Company will be entitled to a deduction for such cash payment.

THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED TO APPROVE THE DIRECTORS’ PLAN AMENDMENT.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE DIRECTORS’ PLAN AMENDMENT.

GENERAL AND OTHER MATTERS

The Board knows of no matter, other than as referred to in this proxy statement, which will be presented at the Meeting. However, if other matters properly come before the Meeting, or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their judgment in such matters.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP, independent auditors, audited the financial statements of the Company for the year ended December 31, 2002. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of the Company’s equity securities (‘‘10% Holders’’) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and 10% Holders are required by SEC regulations to furnish the Company with copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to the Company and the representations made by the reporting persons to the Company, the Company believes that during fiscal 2002 its directors, and officers and 10% Holders complied with all substantive filing requirements under Section 16(a) of the Exchange Act.

AVAILABLE INFORMATION

THE COMPANY WILL PROVIDE, WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2002 (INCLUDING THE FINANCIAL STATEMENTS, BUT EXCLUDING EXHIBITS), AS FILED WITH THE SEC. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE CORPORATE SECRETARY AT THE ADDRESS OF THE COMPANY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT.

STOCKHOLDER PROPOSALS—2004 ANNUAL MEETING

Proposals of stockholders intended to be presented at the annual meeting of stockholders in 2004 must be received by January 1, 2004 in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that Meeting. If any shareholder wishes to present a proposal to the 2004 annual meeting of stockholders that is not included in the Company’s proxy statement for that meeting and fails to submit such proposal to the Secretary of the Company on or before April 8, 2004, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in its proxy statement. Stockholder proposals should be directed to the Corporate Secretary, at the address of the Company set forth on the first page of this proxy statement.

By Order of the Board of Directors,

Joseph P. Hernon

Secretary

May 12, 2003

APPENDIX A

FORM OF  CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BOSTON LIFE SCIENCES, INC.

Pursuant to Section 242 of the

Delaware General Corporation Law

BOSTON LIFE SCIENCES, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1. The Amended and Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on March 29, 1996 and amendments thereto were subsequently duly filed and recorded (the Amended and Restated Certificate of Incorporation together with such amendments shall be hereinafter referred to as the “Certificate”).

2. That the Board of Directors of the Corporation duly adopted resolutions proposing and declaring advisable the following amendment (the “Amendment”) to the Certificate:

RESOLVED, that the Board of Directors hereby approves and recommends to the Company’s stockholders that the first sentence of Article FOURTH of the Certificate be, and it hereby is, subject to stockholder approval at the 2003 Annual Meeting of Stockholders of the Corporation, amended and restated in its entirety to read as follows:

“FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 61,000,000 to be divided into (a) 60,000,000 shares of Common Stock, par value $.01 per share, (b) 1,000,000 shares of Preferred Stock, par value $.01 per share, of which 25,000 are designated Series A Preferred Stock and 500,000 are designated Series D Preferred Stock, with the powers, preferences and other rights as described in the Certificate of Designations related thereto.”

FURTHER RESOLVED, that all other provisions of the Certificate, as heretofore amended, and all exhibits, attachments and certificates to the Certificate shall remain unchanged and in full force and effect.

3. That thereafter a majority of the holders of the stock of the Corporation entitled to vote thereon voted in favor of the Amendment at a meeting of the stockholders duly held on June 30, 2003.

4. That the foregoing amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, said Boston Life Sciences, Inc. has caused this Certificate to be executed by its duly authorized officers this          day of                                         , 2003.

BOSTON LIFE SCIENCES, INC.

By:    /s/    Robert J. Rosenthal

Name: Robert J. Rosenthal

Title: Chief Executive Officer

A-1

APPENDIX B

BOSTON LIFE SCIENCES, INC. 1998

OMNIBUS STOCK OPTION PLAN

1.	Purpose; Types of Options; Construction.

The purpose of the Boston Life Sciences, Inc. 1998 Omnibus Stock Option Plan is to afford an incentive to selected employees, consultants, independent contractors, directors and Scientific Advisors of Boston Life Sciences, Inc. (the “Company”), or any Subsidiary which now exists or hereafter is organized or acquired, to acquire a proprietary interest in the Company, to continue as employees, independent contractors, consultants, directors or Scientific Advisors, as the case may be, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The Plan provides for grants of stock options (including “incentive stock options” and “nonqualified stock options”).

2.	Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Beneficiary” means the person, persons, trust or trusts which have been designated by an Optionee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his or her death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means the committee established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Rule 16b-3.

(e) “Company” means Boston Life Sciences, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(g) “Fair Market Value” per share of Stock as of a particular date shall mean (i) the closing price per share of Stock on the national securities exchange or National Market System of the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange or system, or (ii) if the shares of Stock are not then traded on any such exchange or system, the average of the closing bid and asked prices for the shares of Stock quoted on NASDAQ for the last preceding date on which a sale of Stock was reported, or (iii) if the shares of Stock are not then traded on an exchange or system or quoted on NASDAQ, such value as the Committee, in its sole discretion, shall determine.

(h) “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(i) “NSO” means any Option that is designated as a nonqualified stock option or that does not meet the requirements to be an ISO.

(j) “Option” means a right, granted to a Optionee under Section 6(b), to purchase shares of Stock. An Option may be either an ISO or an NSO, provided that ISO’s may not be granted to independent contractors or Scientific Advisors.

(k) “Option Agreement” means any written agreement, contract, or other instrument or document evidencing the grant of an Option.

(l) “Optionee” means a person who, as an employee, Scientific Advisor, director, consultant or independent contractor of the Company or a Subsidiary has been granted an Option under the Plan.

(m) “Plan” means this Boston Life Sciences, Inc. 1998 Omnibus Stock Option Plan, as amended from time to time.

(n) “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(o) “Scientific Advisor” means any member of the Scientific Advisory Board who neither (i) is an employee of the Company, nor (ii) receives compensation from the Company pursuant to a research, sponsored research or similar agreement with the Company (other than a Scientific Advisory and Consulting Agreement entered into generally by the Company and members of the Scientific Advisory Board which may provide for compensation for each meeting of the Scientific Advisory Board which the Scientific Advisor attends and for the reimbursement of certain expenses), nor (iii) is the discoverer of, or a principal investigator or researcher with respect to, any technology subject to the Company’s research and development programs as determined by the Committee in its sole discretion.

(p) “Scientific Advisory Board” means the Board of Scientific Advisors of the Company.

(q) “Stock” means shares of the common stock, par value $.01 per share, of the Company.

(r) “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(s) “Ten Percent Stockholder” shall mean a prospective optionee of the Company who, at the time an ISO is to be granted to such optionee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

3.	Administration.

The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted, the number of shares of Stock to which an Option may relate and the terms and conditions relating to any Option; and to determine whether, to what extent, and under what circumstances an Option may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of Options in recognition of unusual or nonrecurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Option Agreement; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical for each Optionee); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, and any Subsidiary or Optionee (or any person claiming any rights under the Plan from or through any Optionee) and any stockholder.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4.	Eligibility.

Options may be granted to selected employees, Scientific Advisors, directors, consultants and independent contractors of the Company and its present or future Subsidiaries, in the discretion of the Committee.

5.	Stock Subject to the Plan.

The maximum number of shares of Stock that may be issued under the Plan shall be 4,100,000.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Optionees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Stock issuable in respect of outstanding Options, and (iii) the exercise price relating to any Option; provided that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code.

6.	Specific Terms of Options.

(a) General.    The Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b) Options.    The Committee is authorized to grant Options to Optionees on the following terms and conditions:

(i) Type of Option.    The Option Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NSO.

(ii) Exercise Price.    The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided that, in the case of an ISO, except as set forth in Section 6(c)(ii), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option, and, in the case of an NSO, such exercise price shall be not less than 50% of the Fair Market Value of a share on the date of grant of such Option, but in no event shall the exercise price for the purchase of shares be less than par value. The exercise price for Stock subject to an Option may be paid in cash or, at the discretion of the Committee, by an exchange of Stock previously owned by the Optionee, or a combination of both, in an amount having a combined value equal to such exercise price. An Optionee may also elect to pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. (S)220 or any successor thereof.

(iii) Term and Exercisability of Options.    Except as set forth in Section 6(c)(ii) hereof, the term of each Option shall be up to ten (10) years from the date of grant of such Option. The date on which the

Committee adopts a resolution expressly granting an Option, or such other date as is set forth in such resolution, shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period, at such times and upon such conditions as the Committee may determine, as reflected in the Option Agreement; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent; provided that, no Option may be exercised for fewer than 10 shares of Stock unless the number of shares with respect to which the Option is exercised constitutes the total number of shares as to which the Option is then exercisable.

(iv) Termination of Employment or Other Relationship.

(a) If an Optionee ceases to be an employee, independent contractor, consultant, Scientific Advisor or director of the Company as the result of a termination without cause (other than due to death or disability), his options will continue to vest for a period of one year pursuant to the vesting schedule established at the time the Option was granted and (A) any Options held by such Optionee that were exercisable on the date of such termination may be exercised by the Optionee until the later of: (i) one year following the date of such termination, or, (ii) one year from the date any Option vests in the twelve month period following such termination and (B) any Options held by such Optionee that vested during the 12 months following the date of termination may be exercised by the Optionee for a period of one year following the date of such vesting.

(b) If an Optionee ceases to be an employee, consultant, independent contractor, Scientific Advisor or director of the Company as the result of a voluntary resignation (other than due to death or disability), his options will continue to vest for a period of one year pursuant to the vesting schedule established at the time the Option was granted and provided that the Optionee has been an employee, consultant, independent contractor, Scientific Advisor or director of the Company for at least three years and has signed a non-compete agreement with the Company (such agreement to include biotechnology companies, academic and/or research organizations encompassing biotechnology, and venture capital companies in the biotechnology sector), and (A) any Options held by such Optionee that were exercisable on the date of such resignation may be exercised by the Optionee until the later of: i) one year following the date of such resignation, or, ii) one year from the date any Option vests in the twelve month period following such resignation and (B) any Options held by such Optionee that vested during the 12 months following the date of resignation may be exercised by the Optionee for a period of one year following the date of such vesting provided, that, if the Optionee dies within such one-year period following termination of employment or other relationship, the Option (to the extent exercisable at the time of death) shall be exercisable by the Optionee’s Beneficiary for a period of one (1) year following the Optionee’s death (but in no event after the expiration date of the Option), and shall thereafter terminate.

(v) Death or Disability.    If the Optionee’s employment or other relationship with the Company is terminated because of death or disability, the Optionee (or, where applicable, the Beneficiary) will be entitled to exercise the Option with respect to the total number of shares of Stock subject to such Option and without regard to the extent to which such Option was exercisable at the time of the termination of employment or other relationship due to death or disability for a period of one (1) year following the Optionee’s death or termination of employment or other relationship due to death or disability (but in no event after the expiration date of the Option), and the Option shall thereafter terminate.

(vi) Other Provisions.    Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion.

(vii) Incentive Stock Options.    Options granted as ISOs shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 6.

(i) Value of Shares.    The aggregate Fair Market Value (determined as of the date the ISO is granted) of the shares of Stock with respect to which ISOs granted under this Plan and all other plans of the Company become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

(ii) Ten Percent Stockholder.    In the case of an ISO granted to a Ten Percent Stockholder, (x) the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such ISO, and (y) the exercise period shall not exceed five (5) years from the date of grant of such ISO.

7.	General Provisions.

(a) Compliance with Local and Exchange Requirements.    The Plan, the granting and exercising of Options thereunder, and the other obligations of the Company under the Plan and any Option Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Optionee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

(b) Nontransferability.    Options shall not be transferable by an Optionee except by will or the laws of descent and distribution or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of an Optionee only by such Optionee or his guardian or legal representative.

(c) No Right to Continued Employment, etc.    Nothing in the Plan or in any Option granted or any Option Agreement or other agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of or to continue as an independent contractor or Scientific Advisor of the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee’s employment, independent contractor or Scientific Advisor relationship.

(d) Taxes.    The Company or any Subsidiary is authorized to withhold from any distribution of Stock, or any other payment to a Optionee, amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Optionees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Optionee’s tax obligations.

(e) Amendment and Termination of the Plan.    The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, the Company will seek stockholder approval if the Board of Directors determines that it is necessary or desirable in order to comply with the Code, federal or state securities law or any other applicable rules or regulations in which case such amendment shall not be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Optionee, without such Optionee’s consent, under any Option theretofore granted under the Plan.

(f) Change in Control.    Notwithstanding any other provision of the Plan to the contrary, if, while any Options remain outstanding under the Plan, a “Change in Control” of the Company (as defined in this Section 7(f)) shall occur, all Options granted under the Plan that are outstanding at the time of such Change in Control shall become immediately exercisable in full, without regard to the years that have elapsed from the date of grant.

For purposes of this Section 7(f), a Change in Control of the Company shall occur upon the happening of the earliest to occur of the following:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of Company, or (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock (each an “excluded person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding voting securities;

(ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph (f)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (other than approval given in connection with an actual or threatened proxy or election contest), cease for any reason to constitute at least a majority of the Board;

(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquired 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect).

(g) No Rights to Options; No Stockholder Rights.    No Optionee shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Optionees. Except as provided specifically in the applicable Option Agreement, an Optionee or Beneficiary shall have no rights as a stockholder with respect to any shares covered by the Option until the date of exercise of the Option.

(h) No Fractional Shares.    No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i) Governing Law.    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

(j) Term of the Plan.    The Plan shall terminate on April 23, 2008, except with respect to Options outstanding on such date and no Option may be granted thereafter.

APPENDIX C

BOSTON LIFE SCIENCES, INC. AMENDED AND RESTATED

1990 NON-EMPLOYEE DIRECTORS’ NON-QUALIFIED STOCK OPTION PLAN

1. Objectives.

The objectives of the Boston Life Sciences, Inc. Amended and Restated 1990 Non-Employee Directors’ Non-Qualified Stock Option Plan (as amended from time to time, the “Plan”) are to assist Boston Life Sciences, Inc. (the “Company”) in attracting and retaining experienced and knowledgeable independent Directors, to further promote the identification of such Directors’ interests with those of the Company’s stockholders, and to attract and retain experienced and knowledgeable employees, independent contractors and consultants. The Boston Life Sciences, Inc. Amended and Restated 1990 Non-Employee Directors’ Non-Qualified Stock Option Plan is hereby amended and restated for a second time.

2. Maximum Number of Shares to be Optioned and Adjustments in Optioned Shares.

The maximum number of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company which may be issued hereunder is 1,400,000 (the “Shares”). Notwithstanding any other provisions of the Plan to the contrary, the number of Shares subject to option, the number of Shares previously optioned and not theretofore delivered and the option price per Share shall be adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like.

3. Administration and Interpretation.

The Plan shall be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”). Subject to the express provisions of the Plan, the Committee may make such rules and establish such procedures as it deems appropriate for the administration of the Plan. In the event of any disagreement as to the interpretation of the Plan or any rule or procedure thereunder, the decision of the Committee shall be final and binding upon all persons in interest.

4. Annual Grant of Options.

Each member (a “Director”) of the Board who is not an employee of the Company and who has not been an employee of the Company for a period of at least one year prior to the date of grant of an option under the Plan (a “Non-Employee Director”) shall automatically be granted an option on the thirteenth trading day after the date of the annual meeting of stockholders of the Company (“Retainer Grant Date”) to purchase such number of Shares equal to the lesser of (a) 2,500 Shares and (b) the quotient of the annual retainer for service as a Non-Employee Director of the Company and 80% of the average of the fair market value of a Share of Common Stock on the ten trading days following the third trading day after the date of such annual meeting of stockholders of the Company (such average a “Ten Day Average-Value”). If the number of Shares calculated pursuant to clause (b) of the immediately preceding sentence exceeds 2,500, each Non-Employee Director entitled to receive Shares under this paragraph of Section 4 will automatically receive on the Retainer Grant Date a cash payment equal to the annual retainer minus the product of 2,500 and 80% of the Ten Day Average Value. The “fair market value” of Shares shall be determined to be the closing price per Share on the principal national securities exchange on which the Share is listed or admitted to trading, or, if not listed or traded on any such exchange, on the Nasdaq National Market, or if not listed or traded on any such exchange or system, the average of the bid and asked price per Share on Nasdaq or, if such quotations are not available, the fair market value of a Share as determined in good faith by the Committee, which determination shall be conclusive.

Each person who is newly elected or appointed a Non-Employee Director after the Company’s annual meeting of stockholders held in 1995, but not by election at a subsequent Company annual meeting of stockholders, shall automatically, on the thirteenth trading day after the date of such election or appointment (the “Mid-Year Grant Date”), be granted options to purchase such number of Shares equal to the lesser of (a) 2,500 Shares and (b) the quotient of (i) the product of (x) the annual retainer for service as a Director of the Company and (y) a fraction (the “Fraction”), the numerator of which is the number of whole months from the date of such election or appointment as a Non-Employee Director until the date of the next annual meeting of stockholders and the denominator of which is 12 (such product hereinafter known as the “Mid-Year Retainer Amount”) and (ii) 80% of the average of the fair market value of a Share on the ten trading days following the third trading day after the date of such election or appointment (such average a “Mid-Year Ten Day Average Value”). If the number of Shares calculated pursuant to clause (b) of the immediately preceding sentence exceeds 2,500, each Non-Employee Director entitled to receive Shares under this paragraph of Section 4 will automatically receive on the Mid-Year Grant Date a cash payment equal to the Mid Year Retainer Amount minus the product of 2,500 and 80% of the Mid Year Ten Day Average Value.

5. Grants to New Non-Employee Directors.

Each Non-Employee Director who, after the Company’s annual meeting of stockholders held in 1994, is elected or appointed to the Board for the first time, and who was not immediately prior to such date serving on the Board of Directors of Boston Life Sciences, Inc., will, at the time such director is elected or appointed and duly qualified, be granted automatically (the “Automatic Grant Date”) an option to purchase 7,500 Shares.

6. Grants to Employees, Consultants, and Independent Contractors.

The Board may, in its discretion grant stock options under the Director Plan to any employee, independent contractor or consultant of the Company (each, an “Employee”) or to any Non-Employee Director, and such options will have the terms and conditions set by the Board at the time the option is granted.

7. Option Terms.

Subject to the limitations prescribed in Sections 4 and 5 above, the options granted under the Plan shall be on the terms stated in subsections 7(a) through (g) below.

(a) The option exercise price per-share for options granted pursuant to Section 4 of this Plan shall be 20% of the Ten Day Average Value or Mid-Year Ten Day Average Value per Share, as appropriate. The option exercise price per share for options granted pursuant to Section 5 of this Plan shall be 100% of the fair market value of a share of Common Stock on the Automatic Grant Date.

(b) Subject to the provisions herein regarding expiration or termination of options, an option granted pursuant to Section 4 of the Plan shall become exercisable as to 75% of the Shares subject thereto six months after the Retainer Grant Date or Mid-Year Grant Date of the option, as appropriate, and shall become exercisable as to 100% of the Shares subject thereto on the later of six months after the Retainer Grant Date or Mid-Year Grant Date, as appropriate, and December 31 of the year in which the option is granted. Subject to the provisions herein regarding expiration or termination of options, an option granted pursuant to Section 5 of the Plan shall be exercisable as to 20% of the Shares subject thereto on the Automatic Grant Date of the option, and shall become exercisable as to an additional 20% of the Shares subject thereto each of the first, second, third and fourth anniversaries of such Automatic Grant Date. No partial exercise of the option may be for less than 10 full Shares, unless the number of shares so purchased constitutes the total number of shares then purchasable under such option. In no event shall the Company be required to issue fractional Shares.

(c) Notwithstanding any other provisions of the Plan to the contrary, no option shall be granted later than ten years after the date the Plan is adopted by the Board.

(d) The option price shall be payable in cash, services rendered, personal property (including Shares having a fair market value equal to the option price), real property, leases of real property or any combination thereof.

(e) The option shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable, during the optionee’s lifetime, only by such optionee or the optionees Representative (as hereinafter defined).

(f) The option shall expire ten years after the date of grant, unless an earlier date is fixed by operation of Section 7 hereof.

(g) Change in Control

Notwithstanding any other provision of the Plan to the contrary, if, while any options remain outstanding under the Plan, a “Change in Control” of the Company (as defined in this Section 7(g)) shall occur, all options granted under the Plan that are outstanding at the time of such Change in Control shall become immediately exercisable in full, without regard to the years that have elapsed from the date of grant.

For purposes of this Section 7(g), a Change in Control of the Company shall occur upon the happening of the earliest to occur of the following:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of Company, or (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock (each an “excluded person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding voting securities;

(ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph (g)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (other than approval given in connection with an actual or threatened proxy or election contest), cease for any reason to constitute at least a majority of the Board;

(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation, (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquired 30% or more of the combined voting power of the Company’s then outstanding securities or (C) the transaction contemplated by the Merger Agreement (as defined below); or

(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect).

8. Exercise Rights upon Ceasing to be a Director, Employee, Independent Contractor or Consultant.

(a) In the event that a Director, employee, independent contractor or consultant ceases to serve as a Director, employee, independent contractor or consultant of the Company and its subsidiaries due to death or Disability (as hereinafter defined), such optionee’s options may be exercised at any time within 12 months following such optionee’s death or Disability (subject to the limitations prescribed in Sections 4 or 5, as appropriate, and subsection 7(f) above) by the optionee, the optionee’s legal representative or the person or persons to whom the optionee’s rights under the options shall pass by will or by the laws of descent or distribution (each a “Representative”), but only to the extent that the optionee’s options were exercisable on the date of such optionee’s death or Disability.

(b) If an optionee ceases to be a Director, employee, independent contractor or consultant of the Company as the result of a termination without cause (other than due to death or Disability), his options will continue to vest for a period of one year pursuant to the vesting schedule established at the time the option was granted, and (A) any options held by such optionee that were exercisable on the date of such termination may be exercised by the optionee until the later of: (i) one year following the date of such termination, or (ii) one year from the date any option vests in the twelve month period following such termination, and (B) any options held by such optionee that vested during the 12-month period following the date of termination may be exercised by the optionee for a period of one year following the date of such vesting (subject to the limitations prescribed in Sections 4 or 5, as appropriate, and subsection 7(f) above).

(c) If an optionee ceases to be an employee, independent contractor, consultant or director of the Company as the result of a voluntary resignation (other than due to death or disability), his options will continue to vest for a period of one year pursuant to the vesting schedule established at the time the option was granted, provided that the optionee has been an employee, independent contractor, consultant or director of the Company for at least three years and has signed a non-compete agreement with the Company (such agreement to include biotechnology companies, academic and/or research organizations encompassing biotechnology, and venture capital companies in the biotechnology sector), and (A) any options held by such optionee that were exercisable on the date of such resignation may be exercised by the optionee until the later of: (i) one year following the date of such resignation, or (ii) one year from the date any option vests in the twelve month period following such resignation, and (B) any options held by such optionee that vested during the 12-month period following the date of resignation may be exercised by the optionee for a period of one year following the date of such vesting (subject to the limitations prescribed in Sections 4 or 5, as appropriate, and subsection 7(f) above).

provided, that, if the optionee dies within such one-year period following termination of employment or other relationship, the option (to the extent exercisable at the time of death) shall be exercisable by the optionee’s Beneficiary for a period of one (1) year following the optionee’s death (but in no event after the expiration date of the option), and shall thereafter terminate.

The provisions of this paragraph 8 shall not apply to options held by any person who was a Non-Employee Director of the Company prior to the Effective Date of the Merger (as those terms are defined in the Agreement of Merger by and between Greenwich Pharmaceuticals Incorporated and Boston Life Sciences, Inc., dated August 8, 1994 (the “Merger Agreement”) and who resigns as such director of the Company immediately after such Effective Date. Any options issued to the persons identified in the immediately preceding sentence and that remain outstanding as of the Effective Date will remain outstanding for the remainder of their respective terms not to exceed ten years from the date of grant. The term “Disability” shall mean the inability, due to illness or injury, to engage in any gainful occupation for which the individual is suited by education, training or experience, which condition continues for at least six months.

9. Exercise and Additional Requirements.

Any optionee or Representative exercising an option may exercise the option (to the extent exercisable as of such date) by delivery to the Company of (a) written notice of exercise of the option as to a specified number of Shares; and (b) payment of the option exercise price for such Shares.

Upon the exercise of an option granted hereunder the Board may require the optionee or Representative, as the case may be, exercising the option to deliver the following:

(a) A written statement that the optionee or Representative, as the case may be, is purchasing the Shares for investment and not with a view toward their distribution or sale and will not sell or transfer any

Shares received upon the exercise of the option except in accordance with the Securities Act of 1933, as amended, and applicable state securities laws;

(b) Evidence reasonably satisfactory to the Company that, at the time of exercise, the optionee or Representative, as the case may be, meets such other requirements as the Board of Directors may determine;

(c) Evidence reasonably satisfactory to the Company that, at the time of exercise, the exercise of the option by the optionee or Representative, as the case may be, and the delivery of Shares by the Company comply with all applicable federal and state securities laws; and

(d) Evidence reasonably satisfactory to the Company that, at the time of exercise of the option by the optionee, such optionee has complied with the requirements of all applicable federal, state and local income tax withholding laws.

10. Common Stock Subject to Option.

The Shares issuable upon exercise of options granted hereunder may be unissued shares of treasshares, including shares bought on the open market. The Company at all times during the term of the Plan shall reserve for issuance the number of Shares issuable upon exercise of options granted hereunder.

11. Compliance with Governmental and Other Regulations.

The Company will not be obligated to issue and sell the Shares issued pursuant to options granted hereunder if, in the opinion of its counsel, such issuance and sale would violate any applicable federal or state securities laws. The Company will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue and sell Shares issuable upon exercise of any option granted hereunder. Inability of the Company to obtain from any such regulatory commission or agency authority which counsel to the Company deems necessary for the lawful issuance and sale of Shares upon exercise of an option granted hereunder shall relieve the Company from any liability for failure to issue and sell such Shares until the time when such authority is obtained or is obtainable.

12. Nonassignment of Options.

Except as otherwise provided in subsection 6(e) hereof, any option granted hereunder and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the rights and privileges conferred hereby, such option and the rights and privilege conferred hereby shall immediately terminate.

13. Rights of Optionee in Stock.

Neither any optionee nor the Representative, heirs, legatees or distributees of any optionee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares issuable upon exercise of an option granted hereunder unless and until such Shares are issued to such optionee or Representative, as the case may be, and a certificate has been issued therefore.

14. Delivery of Shares Issued Pursuant to Option.

Subject to the other terms and conditions of the Plan, upon the exercise of an option granted hereunder, the Company shall sell and deliver to the optionee or Representative, as the case may be, the Shares with respect to which the option has been exercised.

15. Withholding of Applicable Taxes.

The Company shall have the right to reduce the number of Shares otherwise required to be issued upon exercise of an option granted hereunder by an amount equal to all federal, state, city or other taxes as shall be required to be withheld by the Company pursuant to any statute or other governmental regulation or ruling divided by the fair market value per Share on the date of such exercise (or such other date as may be required under applicable law). In connection with such withholding, the Company may make any such arrangements as are consistent with the Plan as it may deem appropriate.

16. Plan and Options Not to Affect Directorship.

Neither the Plan nor any option granted hereunder shall confer upon any individual any right to continue as a Director of the Company.

17. Amendment of Plan.

The Board may make any amendments to the Plan which it deems necessary or advisable, provided that the Board may seek stockholder approval of an amendment if it is determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Company’s capital stock is listed or other applicable law or regulation.

18. Notices.

Any notice required or permitted hereunder shall be in writing and shall be sufficiently given only (i) if personally delivered, (ii) if sent by telex or facsimile, provided that “answer back” confirmation is received by sender or (iii) upon receipt, if sent by registered or certified mail, postage prepaid, addressed to the Company, c/o Boston Life Sciences, Inc., 20 Newbury Street, 5th Floor, Boston, Massachusetts 02116 and to the optionee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

19. Successors.

The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

20. Severability.

If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

21. Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

22. Termination of the Plan.

The Board may terminate the Plan at any time; otherwise the Plan shall terminate on April 23, 2005. Termination of the Plan shall not deprive optionees of their rights under previously granted options.

BOSTON LIFE SCIENCES, INC.

This Proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 and 4.

For All ☐	Withhold All ☐	For All Except ☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Election of Directors, (except as specified below)

1.	01) Colin B. Bier, Ph.D., 02) William L.S. Guinness,

03)    S. David Hillson, Esq.,     04)    Marc E. Lanser, M.D.,

05)    Robert Langer, Sc.D.,    06)    E. Christopher Palmer, CPA,

07)    Stephen Peck,    08)    Robert J. Rosenthal, Ph.D.

Vote On Proposals

2.	To approve an amendment to increase to 60,000,000 the number of shares of common stock authorized for issuance under the Company’s Amended and Restated Certificate of Incorporation, an increase of 10,000,000 shares.

☐  For    ☐  Against    ☐  Abstain

3.	To approve an amendment to the Company’s 1998 Omnibus Stock Option Plan to increase to 4,100,000 the number of shares issuable upon the exercise of options granted thereunder, an increase of 900,000 shares over the number of shares approved for issuance thereunder at the last Annual Meeting of Stockholders.

☐  For    ☐  Against    ☐  Abstain

4.	To approve an amendment to the Company’s Amended and Restated 1990 Non-Employee Directors’ Non-Qualified Stock Option Plan (the “1990 Plan”) to increase to 1,400,000 the number of shares issuable upon the exercise of options granted thereunder, an increase of 400,000 shares over the number of shares approved for issuance thereunder at the last Annual Meeting of Stockholders.

☐  For    ☐  Against    ☐  Abstain

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING,

PROXY STATEMENT AND ANNUAL REPORT OF BOSTON LIFE SCIENCES, INC.

Please sign your name exactly as it appears hereon. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer or officer (s) and affix the corporate seal.

Signature (PLEASE SIGN WITHIN BOX) Date

Signature (Joint Owners)                              Date

PROXY

BOSTON LIFE SCIENCE, INC.

THE PROXY IS SOLICITED

ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Robert J. Rosenthal, Ph.D. and Joseph P. Hernon, and each of them, with full power of substitution in each, proxies to appear and vote all common stock of the undersigned in Boston Life Sciences, Inc. (the “Company”) at the Annual Meeting of Stockholders to be held on June 30, 2003, and at all postponements and adjournments thereof, upon the matters described on the reverse side, hereby revoking any proxy heretofore executed by the undersigned to vote (i) as specified by the undersigned on the reverse side and (ii) in the discretion of any proxy upon such other business as may properly come before the meeting.

Shareholders of record at the close of business on May 9, 2003 are entitled to notice of and to vote at the meeting. Directors will be elected by a plurality of the votes cast by holders of common stock. The favorable vote of a majority of the outstanding shares of common stock is required to approve Proposal 2. The affirmative vote of holders of a majority of the shares of common stock present in person or by proxy and entitled-to vote is required to approve Proposals 3 and 4.

The Board of Directors recommends that you vote for the election of nominees for director and in favor of Proposals 2, 3 and 4.

Your vote is important. Please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the annual meeting in person. A self-addressed, postage paid envelope is enclosed for your convenience. You may also complete your proxy by telephone by calling the toll free number listed on your Voter Instruction form or via the Internet at www.proxyvote.com.

By Order of the Board of Directors,

Joseph P. Hernon

Secretary

May 12, 2003

Boston, Massachusetts